UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

June 30, 2023

Disciplined Core Value Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Rally Generated Strong Fiscal-Year Returns

After ending 2022 with modest six-month gains, stocks rallied in the first half of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.
Inflation’s pace steadily slowed during the period, which, combined with mounting recession worries, prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still above target and the labor market resilient, policymakers continued to raise rates.

A new challenge emerged in March when several high-profile banks failed. Market unrest escalated, but quick action from regulators helped restore order. Nevertheless, heightened uncertainty surrounding the banking industry and credit availability further fueled recession fears. These worries strengthened investor expectations for a near-term end to central bank tightening and potential rate cuts later in the year.
The Fed, which announced its 10th-consecutive rate hike in May, paused its tightening campaign in June. However, citing still-high inflation and still-strong economic data, policymakers hinted the pause wasn’t permanent. Expectations for rate cuts faded, but many market participants shifted their focus to a potential soft-landing scenario.

Overall, robust performance in the second half of the period propelled the S&P 500 Index to a 12-month return of nearly 20%. U.S. stocks outpaced non-U.S. stocks, large-cap stocks generally outperformed small caps, and growth significantly outperformed value.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.
We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	4.45%	6.87%	9.12%	—	12/17/90
Russell 1000 Value Index	—	11.54%	8.10%	9.21%	—	—
I Class	AMGIX	4.68%	7.09%	9.34%	—	1/28/98
A Class	AMADX					12/15/97
No sales charge		4.20%	6.61%	8.85%	—
With sales charge		-1.79%	5.35%	8.21%	—
C Class	ACGCX	3.43%	5.81%	8.04%	—	6/28/01
R Class	AICRX	3.93%	6.35%	8.58%	—	8/29/03
R5 Class	AICGX	4.64%	7.09%	—	8.28%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2023
Investor Class — $23,939

Russell 1000 Value Index — $24,155

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.65%	0.45%	0.90%	1.65%	1.15%	0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Arun Daniel and Yulin Long

In March 2023, Arun Daniel joined the fund’s management team. Steve Rossi is no longer with the firm.

Performance Summary

Disciplined Core Value returned 4.45%* for the 12-month period ended June 30, 2023. The fund’s benchmark, the Russell 1000 Value Index, returned 11.54% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Financials, Health Care and Consumer Staples Detracted

The market’s performance during this period was heavily influenced by declining inflation, tightening monetary policy and anticipation of the end of the Federal Reserve’s rate-hiking program. Uncertainty about the direction of the economy and the likelihood of a soft landing also played a role.

Stock selection drove the fund’s underperformance in the financials, health care and consumer staples sectors. In financials, the regional bank crisis early in 2023 resulted in a loss of confidence in the banking industry, leading to widespread declines in share prices. The fund’s positions in SVB Financial Group, First Citizens Bancshares and KeyCorp weighed most heavily on relative returns. We eliminated these holdings. In addition, positioning in the capital markets and financial services industries proved to be detrimental to performance compared with the benchmark.

In the health care sector, CVS Health hindered performance in the health care providers and services industry, and Amgen hampered returns in the biotechnology industry. We no longer hold CVS Health as it continues to face headwinds in the form of rising costs in its insurance unit and potential regulation of the pharmacy benefits managers. At Amgen, in addition to facing regulatory and pricing headwinds, the company has seen sales of its first-generation biologics come under pressure from competing products. Lower volumes, revenues and profits have hindered the stock’s performance.

Consumer staples was also an area of weakness. Tyson Foods and Archer-Daniels-Midland were key detractors in the food products industry. Although Tyson has posted rising revenues, margins have come under pressure due to higher input costs, so we exited this position. While Archer-Daniels-Midland has posted strong results, the stock’s price declined through most of the reporting period as commodities prices have come down.

Utilities and Real Estate Contributed

An underweight to the lagging utilities sector was a primary contributor to relative performance. Within this sector, underweights in the electric utilities and multi-utilities industries contributed most to performance compared with the benchmark. In electric utilities, a lack of exposure to NextEra Energy and Duke Energy was particularly beneficial. In multi-utilities, not owning Dominion Energy was especially helpful. The contribution of the real estate sector came largely from a decision to avoid poor-performing residential, office and health care real estate investment trusts (REITs). An underweight in specialized REITs also contributed.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

JUNE 30, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	0.4%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	6.7%
Pharmaceuticals	6.5%
Banks	6.2%
Semiconductors and Semiconductor Equipment	4.6%
Capital Markets	4.5%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period(1) 1/1/23 - 6/30/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,014.20	$3.30	0.66%
I Class	$1,000	$1,015.40	$2.30	0.46%
A Class	$1,000	$1,013.00	$4.54	0.91%
C Class	$1,000	$1,009.20	$8.27	1.66%
R Class	$1,000	$1,011.80	$5.79	1.16%
R5 Class	$1,000	$1,015.10	$2.30	0.46%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.51	$2.31	0.46%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

JUNE 30, 2023

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.5%
Huntington Ingalls Industries, Inc.	32,922	$7,493,048
Lockheed Martin Corp.	42,274	19,462,104
Parsons Corp.(1)	98,330	4,733,606
Textron, Inc.	316,516	21,405,977
		53,094,735
Air Freight and Logistics — 1.0%
FedEx Corp.	66,133	16,394,371
United Parcel Service, Inc., Class B	28,745	5,152,541
		21,546,912
Automobile Components — 0.4%
BorgWarner, Inc.	158,934	7,773,462
Banks — 6.2%
Bank of America Corp.	423,726	12,156,699
Citigroup, Inc.	366,645	16,880,336
JPMorgan Chase & Co.	494,943	71,984,510
Truist Financial Corp.	314,847	9,555,606
U.S. Bancorp	252,512	8,342,996
Wells Fargo & Co.	328,726	14,030,026
		132,950,173
Beverages — 1.5%
Coca-Cola Co.	134,775	8,116,150
Molson Coors Beverage Co., Class B	131,195	8,637,879
PepsiCo, Inc.	79,659	14,754,440
		31,508,469
Biotechnology — 4.2%
Amgen, Inc.	76,952	17,084,883
Exelixis, Inc.(1)	324,285	6,197,087
Gilead Sciences, Inc.	422,444	32,557,759
Regeneron Pharmaceuticals, Inc.(1)	19,869	14,276,671
Vertex Pharmaceuticals, Inc.(1)	57,697	20,304,151
		90,420,551
Building Products — 2.3%
Johnson Controls International PLC	128,051	8,725,395
Masco Corp.	251,892	14,453,563
Owens Corning	202,980	26,488,890
		49,667,848
Capital Markets — 4.5%
Affiliated Managers Group, Inc.	66,617	9,985,222
Ameriprise Financial, Inc.	31,412	10,433,810
BlackRock, Inc.	5,196	3,591,163
Cboe Global Markets, Inc.	152,292	21,017,819
Franklin Resources, Inc.	328,034	8,761,788
Interactive Brokers Group, Inc., Class A	132,469	11,004,200
Morgan Stanley	113,749	9,714,165
Raymond James Financial, Inc.	66,303	6,880,262
S&P Global, Inc.	29,203	11,707,191
9

	Shares	Value
T. Rowe Price Group, Inc.	30,796	$3,449,768
		96,545,388
Chemicals — 3.7%
Air Products & Chemicals, Inc.	30,679	9,189,281
Dow, Inc.	310,445	16,534,301
Huntsman Corp.	177,652	4,800,157
Linde PLC	31,767	12,105,768
LyondellBasell Industries NV, Class A	196,975	18,088,214
Olin Corp.	172,151	8,846,840
Westlake Corp.	86,180	10,295,925
		79,860,486
Communications Equipment — 1.8%
Cisco Systems, Inc.	662,738	34,290,064
Juniper Networks, Inc.	167,109	5,235,525
		39,525,589
Construction and Engineering — 0.1%
EMCOR Group, Inc.	12,303	2,273,348
Construction Materials — 0.2%
Eagle Materials, Inc.	22,570	4,207,499
Consumer Finance — 0.9%
American Express Co.	110,115	19,182,033
Consumer Staples Distribution & Retail — 2.7%
Costco Wholesale Corp.	11,422	6,149,376
Kroger Co.	241,625	11,356,375
Target Corp.	7,095	935,831
US Foods Holding Corp.(1)	260,118	11,445,192
Walmart, Inc.	179,422	28,201,550
		58,088,324
Containers and Packaging — 0.4%
Packaging Corp. of America	70,792	9,355,871
Distributors — 0.4%
LKQ Corp.	143,775	8,377,769
Diversified Consumer Services — 0.2%
H&R Block, Inc.	140,099	4,464,955
Electric Utilities — 1.4%
Constellation Energy Corp.	77,978	7,138,886
Edison International	29,439	2,044,539
Evergy, Inc.	230,472	13,464,174
Pinnacle West Capital Corp.	27,617	2,249,681
Xcel Energy, Inc.	93,577	5,817,682
		30,714,962
Electrical Equipment — 0.9%
Atkore, Inc.(1)	16,445	2,564,433
Hubbell, Inc.	33,436	11,086,040
nVent Electric PLC	130,996	6,768,564
		20,419,037
Energy Equipment and Services — 0.6%
Baker Hughes Co.	414,718	13,109,236
Entertainment — 0.7%
Electronic Arts, Inc.	118,006	15,305,378
Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B(1)	210,276	71,704,116
10

	Shares	Value
Euronet Worldwide, Inc.(1)	77,931	$9,146,761
PayPal Holdings, Inc.(1)	134,967	9,006,348
		89,857,225
Food Products — 1.7%
Archer-Daniels-Midland Co.	198,676	15,011,959
Conagra Brands, Inc.	297,795	10,041,647
General Mills, Inc.	144,433	11,078,011
		36,131,617
Gas Utilities — 0.7%
Atmos Energy Corp.	99,326	11,555,587
ONE Gas, Inc.	42,705	3,280,171
UGI Corp.	35,780	964,986
		15,800,744
Ground Transportation — 0.5%
Knight-Swift Transportation Holdings, Inc.	106,336	5,908,028
Schneider National, Inc., Class B	164,415	4,721,999
		10,630,027
Health Care Equipment and Supplies — 2.4%
Abbott Laboratories	228,786	24,942,250
DENTSPLY SIRONA, Inc.	168,568	6,746,091
GE HealthCare Technologies, Inc.(1)	39,191	3,183,877
Hologic, Inc.(1)	132,198	10,704,072
Medtronic PLC	71,398	6,290,164
		51,866,454
Health Care Providers and Services — 3.5%
Cardinal Health, Inc.	74,465	7,042,155
Cigna Group	60,546	16,989,208
Elevance Health, Inc.	50,637	22,497,513
Henry Schein, Inc.(1)	59,694	4,841,183
McKesson Corp.	56,212	24,019,950
		75,390,009
Hotel & Resort REITs — 0.7%
Host Hotels & Resorts, Inc.	852,732	14,351,480
Hotels, Restaurants and Leisure — 1.2%
Boyd Gaming Corp.	91,392	6,339,863
Darden Restaurants, Inc.	38,205	6,383,291
Yum! Brands, Inc.	95,081	13,173,473
		25,896,627
Household Durables — 0.3%
Mohawk Industries, Inc.(1)	57,821	5,964,814
Household Products — 3.0%
Colgate-Palmolive Co.	278,141	21,427,982
Kimberly-Clark Corp.	100,112	13,821,463
Procter & Gamble Co.	195,797	29,710,237
		64,959,682
Independent Power and Renewable Electricity Producers — 0.6%
Vistra Corp.	527,574	13,848,818
Industrial REITs — 0.6%
Prologis, Inc.	97,393	11,943,304
Insurance — 3.1%
Allstate Corp.	64,015	6,980,196
11

	Shares	Value
Everest Re Group Ltd.	26,615	$9,098,604
Fidelity National Financial, Inc.	95,279	3,430,044
Hartford Financial Services Group, Inc.	118,661	8,545,965
Marsh & McLennan Cos., Inc.	73,445	13,813,535
Progressive Corp.	97,238	12,871,394
Travelers Cos., Inc.	66,254	11,505,670
		66,245,408
Interactive Media and Services — 2.4%
Alphabet, Inc., Class A(1)	172,191	20,611,262
Meta Platforms, Inc., Class A(1)	109,812	31,513,848
		52,125,110
IT Services — 1.4%
Accenture PLC, Class A	19,303	5,956,520
Amdocs Ltd.	94,532	9,344,488
Cognizant Technology Solutions Corp., Class A	234,961	15,338,254
		30,639,262
Life Sciences Tools and Services — 1.2%
Bio-Rad Laboratories, Inc., Class A(1)	23,285	8,827,809
Danaher Corp.	61,672	14,801,280
Thermo Fisher Scientific, Inc.	4,629	2,415,181
		26,044,270
Machinery — 4.0%
AGCO Corp.	105,538	13,869,804
Cummins, Inc.	114,073	27,966,137
Kennametal, Inc.	96,221	2,731,714
Mueller Industries, Inc.	67,288	5,872,897
Oshkosh Corp.	59,544	5,155,915
Parker-Hannifin Corp.	40,364	15,743,574
Snap-on, Inc.	52,900	15,245,251
		86,585,292
Media — 1.9%
Comcast Corp., Class A	864,360	35,914,158
Interpublic Group of Cos., Inc.	121,009	4,668,527
		40,582,685
Metals and Mining — 0.9%
Nucor Corp.	124,867	20,475,691
Multi-Utilities — 0.6%
Consolidated Edison, Inc.	135,094	12,212,498
Oil, Gas and Consumable Fuels — 6.7%
APA Corp.	173,235	5,919,440
Cheniere Energy, Inc.	86,547	13,186,301
Chevron Corp.	58,053	9,134,640
EQT Corp.	184,956	7,607,240
Exxon Mobil Corp.	665,821	71,409,302
Marathon Petroleum Corp.	179,320	20,908,712
Phillips 66	142,880	13,627,894
Valero Energy Corp.	24,180	2,836,314
		144,629,843
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	579,186	37,038,945
Johnson & Johnson	386,260	63,933,755
Merck & Co., Inc.	203,745	23,510,135
12

	Shares	Value
Pfizer, Inc.	435,122	$15,960,275
		140,443,110
Professional Services — 1.1%
CACI International, Inc., Class A(1)	51,976	17,715,500
Leidos Holdings, Inc.	76,094	6,732,797
		24,448,297
Real Estate Management and Development — 1.1%
CBRE Group, Inc., Class A(1)	291,922	23,561,025
Retail REITs — 0.9%
Simon Property Group, Inc.	158,968	18,357,625
Semiconductors and Semiconductor Equipment — 4.6%
Amkor Technology, Inc.	261,985	7,794,054
Analog Devices, Inc.	58,387	11,374,371
Broadcom, Inc.	23,830	20,670,857
Intel Corp.	510,802	17,081,219
KLA Corp.	40,031	19,415,836
Marvell Technology, Inc.	160,469	9,592,837
Microchip Technology, Inc.	77,875	6,976,821
NXP Semiconductors NV	27,896	5,709,753
		98,615,748
Software — 2.9%
Adobe, Inc.(1)	22,800	11,148,972
Aspen Technology, Inc.(1)	36,847	6,175,926
Microsoft Corp.	31,227	10,634,042
Oracle Corp. (New York)	134,903	16,065,598
Salesforce, Inc.(1)	41,572	8,782,501
Synopsys, Inc.(1)	22,065	9,607,322
		62,414,361
Specialized REITs — 0.5%
Equinix, Inc.	13,632	10,686,670
Specialty Retail — 2.4%
AutoNation, Inc.(1)	48,613	8,002,186
Dick's Sporting Goods, Inc.	77,205	10,205,729
Lithia Motors, Inc.	12,519	3,807,153
Lowe's Cos., Inc.	67,053	15,133,862
Penske Automotive Group, Inc.	33,746	5,623,096
Williams-Sonoma, Inc.	77,979	9,758,292
		52,530,318
Technology Hardware, Storage and Peripherals — 0.5%
Hewlett Packard Enterprise Co.	584,224	9,814,963
Textiles, Apparel and Luxury Goods — 0.5%
Tapestry, Inc.	246,089	10,532,609
Trading Companies and Distributors — 0.1%
United Rentals, Inc.	5,839	2,600,515
TOTAL COMMON STOCKS (Cost $1,899,050,326)		2,138,578,126
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,183	12,183
13

	Shares	Value
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.25% - 4.50%, 5/15/38 - 11/15/40, valued at $1,192,112), in a joint trading account at 5.02%, dated 6/30/23, due 7/3/23 (Delivery value $1,162,027)		$1,161,541
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $6,424,028), at 5.04%, dated 6/30/23, due 7/3/23 (Delivery value $6,300,645)		6,298,000
		7,459,541
TOTAL SHORT-TERM INVESTMENTS (Cost $7,471,724)		7,471,724
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,906,522,050)		2,146,049,850
OTHER ASSETS AND LIABILITIES — 0.3%		7,075,462
TOTAL NET ASSETS — 100.0%		$2,153,125,312

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

JUNE 30, 2023
Assets
Investment securities, at value (cost of $1,906,522,050)	$2,146,049,850
Receivable for investments sold	9,415,063
Receivable for capital shares sold	722,483
Dividends and interest receivable	1,811,642
2,157,999,038

Liabilities
Payable for capital shares redeemed	3,750,424
Accrued management fees	1,078,835
Distribution and service fees payable	44,467
4,873,726

Net Assets	$2,153,125,312

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,160,525,133
Distributable earnings (loss)	(7,399,821)
$2,153,125,312

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$1,606,519,260	51,982,382	$30.91
I Class, $0.01 Par Value	$309,724,205	9,997,285	$30.98
A Class, $0.01 Par Value	$165,051,491	5,354,615	$30.82
C Class, $0.01 Par Value	$5,892,437	191,855	$30.71
R Class, $0.01 Par Value	$15,447,030	500,163	$30.88
R5 Class, $0.01 Par Value	$50,490,889	1,628,978	$31.00
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $32.70 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED JUNE 30, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $433,756)	$58,598,253
Interest	511,186
59,109,439

Expenses:
Management fees	14,385,409
Distribution and service fees:
A Class	425,473
C Class	75,446
R Class	77,909
Directors' fees and expenses	160,923
Other expenses	1,201
15,126,361

Net investment income (loss)	43,983,078

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(185,422,714)
Futures contract transactions	106,752
Foreign currency translation transactions	(122,343)
(185,438,305)

Change in net unrealized appreciation (depreciation) on:
Investments	241,063,575
Translation of assets and liabilities in foreign currencies	5,736
241,069,311

Net realized and unrealized gain (loss)	55,631,006

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,614,084

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2023 AND JUNE 30, 2022
Increase (Decrease) in Net Assets	June 30, 2023	June 30, 2022
Operations
Net investment income (loss)	$43,983,078	$38,397,269
Net realized gain (loss)	(185,438,305)	35,070,398
Change in net unrealized appreciation (depreciation)	241,069,311	(337,515,053)
Net increase (decrease) in net assets resulting from operations	99,614,084	(264,047,386)

Distributions to Shareholders
From earnings:
Investor Class	(29,718,696)	(475,933,439)
I Class	(7,906,866)	(138,393,623)
A Class	(2,599,248)	(47,316,315)
C Class	(60,405)	(2,761,020)
R Class	(201,207)	(4,304,355)
R5 Class	(995,965)	(12,366,658)
Decrease in net assets from distributions	(41,482,387)	(681,075,410)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(356,844,216)	485,745,933

Net increase (decrease) in net assets	(298,712,519)	(459,376,863)

Net Assets
Beginning of period	2,451,837,831	2,911,214,694
End of period	$2,153,125,312	$2,451,837,831

See Notes to Financial Statements.
17

Notes to Financial Statements

JUNE 30, 2023

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Core Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $14,713,840 and $22,857,546, respectively. The effect of interfund transactions on the Statement of Operations was $(1,387,032) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2023 were $4,152,589,555 and $4,500,350,021, respectively.
20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	2,177,888	$66,707,663	4,669,254	$177,517,658
Issued in reinvestment of distributions	931,606	28,163,136	13,120,782	455,216,474
Redeemed	(8,884,091)	(270,666,480)	(8,107,702)	(306,438,060)
	(5,774,597)	(175,795,681)	9,682,334	326,296,072
I Class/Shares Authorized	210,000,000		210,000,000
Sold	1,837,662	56,513,025	4,843,587	188,303,380
Issued in reinvestment of distributions	252,368	7,642,308	3,822,669	132,978,335
Redeemed	(7,557,068)	(230,747,800)	(6,700,140)	(252,251,987)
	(5,467,038)	(166,592,467)	1,966,116	69,029,728
A Class/Shares Authorized	50,000,000		50,000,000
Sold	735,867	22,479,252	1,593,304	64,416,812
Issued in reinvestment of distributions	75,089	2,266,393	1,191,186	41,206,941
Redeemed	(1,178,420)	(35,713,525)	(1,251,911)	(46,543,599)
	(367,464)	(10,967,880)	1,532,579	59,080,154
C Class/Shares Authorized	20,000,000		20,000,000
Sold	20,645	628,759	63,050	2,365,086
Issued in reinvestment of distributions	1,805	54,560	72,480	2,499,126
Redeemed	(113,045)	(3,420,157)	(155,116)	(5,643,676)
	(90,595)	(2,736,838)	(19,586)	(779,464)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	114,097	3,495,582	149,780	5,779,473
Issued in reinvestment of distributions	6,348	192,141	118,390	4,104,295
Redeemed	(127,413)	(3,878,970)	(183,609)	(6,791,311)
	(6,968)	(191,247)	84,561	3,092,457
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	296,817	9,053,869	668,304	26,897,892
Issued in reinvestment of distributions	31,594	957,428	341,060	11,862,144
Redeemed	(345,029)	(10,571,400)	(252,932)	(9,733,050)
	(16,618)	(560,103)	756,432	29,026,986
Net increase (decrease)	(11,723,280)	$(356,844,216)	14,002,436	$485,745,933

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,138,578,126	—	—
Short-Term Investments	12,183	$7,459,541	—
	$2,138,590,309	$7,459,541	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $23,837,547 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2023, the effect of equity price risk derivative instruments on the Statement of Operations was $106,752 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$41,482,387	$384,667,461
Long-term capital gains	—	$296,407,949

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,911,338,146
Gross tax appreciation of investments	$260,550,049
Gross tax depreciation of investments	(25,838,345)
Net tax appreciation (depreciation) of investments	234,711,704
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	4,536
Net tax appreciation (depreciation)	$234,716,240
Undistributed ordinary income	$3,241,362
Accumulated short-term capital losses	$(245,357,423)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$30.12	0.57	0.76	1.33	(0.54)	—	(0.54)	$30.91	4.45%	0.66%	1.86%	179%	$1,606,519
2022	$43.20	0.50	(3.51)	(3.01)	(0.50)	(9.57)	(10.07)	$30.12	(9.84)%	0.65%	1.31%	234%	$1,739,617
2021	$35.99	0.58	12.52	13.10	(0.58)	(5.31)	(5.89)	$43.20	39.42%	0.66%	1.44%	240%	$2,076,714
2020	$36.82	0.76	(0.07)	0.69	(0.77)	(0.75)	(1.52)	$35.99	1.70%	0.67%	2.08%	100%	$1,588,537
2019	$39.61	0.78	0.63	1.41	(0.73)	(3.47)	(4.20)	$36.82	4.43%	0.67%	2.07%	72%	$1,707,536
I Class
2023	$30.19	0.64	0.75	1.39	(0.60)	—	(0.60)	$30.98	4.68%	0.46%	2.06%	179%	$309,724
2022	$43.28	0.58	(3.53)	(2.95)	(0.57)	(9.57)	(10.14)	$30.19	(9.67)%	0.45%	1.51%	234%	$466,890
2021	$36.05	0.65	12.55	13.20	(0.66)	(5.31)	(5.97)	$43.28	39.70%	0.46%	1.64%	240%	$584,160
2020	$36.88	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.05	1.90%	0.47%	2.28%	100%	$272,307
2019	$39.66	0.85	0.65	1.50	(0.81)	(3.47)	(4.28)	$36.88	4.65%	0.47%	2.27%	72%	$306,583
A Class
2023	$30.04	0.49	0.76	1.25	(0.47)	—	(0.47)	$30.82	4.20%	0.91%	1.61%	179%	$165,051
2022	$43.11	0.40	(3.50)	(3.10)	(0.40)	(9.57)	(9.97)	$30.04	(10.07)%	0.90%	1.06%	234%	$171,905
2021	$35.93	0.48	12.49	12.97	(0.48)	(5.31)	(5.79)	$43.11	39.04%	0.91%	1.19%	240%	$180,616
2020	$36.76	0.67	(0.07)	0.60	(0.68)	(0.75)	(1.43)	$35.93	1.46%	0.92%	1.83%	100%	$130,398
2019	$39.55	0.69	0.63	1.32	(0.64)	(3.47)	(4.11)	$36.76	4.18%	0.92%	1.82%	72%	$152,312

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2023	$29.93	0.26	0.76	1.02	(0.24)	—	(0.24)	$30.71	3.43%	1.66%	0.86%	179%	$5,892
2022	$43.00	0.10	(3.48)	(3.38)	(0.12)	(9.57)	(9.69)	$29.93	(10.76)%	1.65%	0.31%	234%	$8,455
2021	$35.84	0.17	12.48	12.65	(0.18)	(5.31)	(5.49)	$43.00	38.05%	1.66%	0.44%	240%	$12,987
2020	$36.68	0.39	(0.08)	0.31	(0.40)	(0.75)	(1.15)	$35.84	0.68%	1.67%	1.08%	100%	$7,452
2019	$39.48	0.41	0.63	1.04	(0.37)	(3.47)	(3.84)	$36.68	3.40%	1.67%	1.07%	72%	$9,107
R Class
2023	$30.10	0.41	0.76	1.17	(0.39)	—	(0.39)	$30.88	3.93%	1.16%	1.36%	179%	$15,447
2022	$43.18	0.31	(3.51)	(3.20)	(0.31)	(9.57)	(9.88)	$30.10	(10.30)%	1.15%	0.81%	234%	$15,265
2021	$35.97	0.38	12.51	12.89	(0.37)	(5.31)	(5.68)	$43.18	38.73%	1.16%	0.94%	240%	$18,245
2020	$36.81	0.58	(0.09)	0.49	(0.58)	(0.75)	(1.33)	$35.97	1.18%	1.17%	1.58%	100%	$14,218
2019	$39.59	0.60	0.64	1.24	(0.55)	(3.47)	(4.02)	$36.81	3.95%	1.17%	1.57%	72%	$24,676
R5 Class
2023	$30.21	0.63	0.76	1.39	(0.60)	—	(0.60)	$31.00	4.64%	0.46%	2.06%	179%	$50,491
2022	$43.29	0.58	(3.52)	(2.94)	(0.57)	(9.57)	(10.14)	$30.21	(9.64)%	0.45%	1.51%	234%	$49,707
2021	$36.06	0.63	12.57	13.20	(0.66)	(5.31)	(5.97)	$43.29	39.68%	0.46%	1.64%	240%	$38,493
2020	$36.89	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.06	1.90%	0.47%	2.28%	100%	$16,388
2019	$39.66	0.88	0.63	1.51	(0.81)	(3.47)	(4.28)	$36.89	4.68%	0.47%	2.27%	72%	$13,615

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Core Value Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Disciplined Core Value Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	83	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2023.

For corporate taxpayers, the fund hereby designates $41,482,387, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2023 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 2308

Annual Report

June 30, 2023

Disciplined Growth Fund
Investor Class (ADSIX)
I Class (ADCIX)
Y Class (ADCYX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)
R5 Class (ADGGX)
G Class (ACDFX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Rally Generated Strong Fiscal-Year Returns

After ending 2022 with modest six-month gains, stocks rallied in the first half of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.
Inflation’s pace steadily slowed during the period, which, combined with mounting recession worries, prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still above target and the labor market resilient, policymakers continued to raise rates.

A new challenge emerged in March when several high-profile banks failed. Market unrest escalated, but quick action from regulators helped restore order. Nevertheless, heightened uncertainty surrounding the banking industry and credit availability further fueled recession fears. These worries strengthened investor expectations for a near-term end to central bank tightening and potential rate cuts later in the year.
The Fed, which announced its 10th-consecutive rate hike in May, paused its tightening campaign in June. However, citing still-high inflation and still-strong economic data, policymakers hinted the pause wasn’t permanent. Expectations for rate cuts faded, but many market participants shifted their focus to a potential soft-landing scenario.

Overall, robust performance in the second half of the period propelled the S&P 500 Index to a 12-month return of nearly 20%. U.S. stocks outpaced non-U.S. stocks, large-cap stocks generally outperformed small caps, and growth significantly outperformed value.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.
We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	22.74%	11.05%	12.48%	—	9/30/05
Russell 1000 Growth Index	—	27.11%	15.13%	15.74%	—	—
I Class	ADCIX	22.96%	11.27%	12.70%	—	9/30/05
Y Class	ADCYX	23.02%	11.32%	—	12.64%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		22.43%	10.77%	12.20%	—
With sales charge		15.39%	9.47%	11.54%	—
C Class	ADCCX	21.48%	9.95%	11.36%	—	9/28/07
R Class	ADRRX	22.14%	10.49%	11.92%	—	9/30/05
R5 Class	ADGGX	23.01%	11.27%	—	12.59%	4/10/17
G Class	ACDFX	23.94%	—	—	9.58%	5/5/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2023
Investor Class — $32,422

Russell 1000 Growth Index — $43,154

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	G Class
1.00%	0.80%	0.75%	1.25%	2.00%	1.50%	0.80%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Arun Daniel and Yulin Long

Performance Summary

Disciplined Growth returned 22.74%* for the 12-month period ended June 30, 2023. The fund’s benchmark, the Russell 1000 Growth Index, returned 27.11% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Information Technology, Consumer Discretionary and Health Care Detracted

The market’s performance during this period was heavily influenced by declining inflation, tightening monetary policy and anticipation of the end of the Federal Reserve’s rate-hiking program. Uncertainty about the direction of the economy and the likelihood of a soft landing also played a role.

Stock selection drove the fund’s underperformance in the information technology, consumer discretionary and health care sectors. In information technology, selections in the software industry detracted most from relative performance, where positions in CrowdStrike Holdings and Datadog hurt performance. High-growth technology stocks were generally hit hard in the first half of the reporting period as rising interest rates hurt valuations, then lagged in 2023 so far, when the largest technology stocks did best. We exited our position in Datadog during the period. Holdings in the semiconductors and semiconductor equipment industry also hurt relative returns. Exposure to Enphase Energy and Qualcomm was particularly disadvantageous, as was an underweight to NVIDIA. Shares of NVIDIA benefited from enthusiasm for artificial intelligence-related stocks. We sold our position in Qualcomm.

Consumer discretionary was also an area of weakness. An underweight to the automobiles industry and unfavorable stock selection in the broadline retail industry were the primary detractors. An overweight to specialty retail also hampered returns. In the sector, two notable detractors from relative performance were Tesla and Amazon. We had some exposure to these strong-performing stocks but less than the benchmark.

In the health care sector, overweights in the biotechnology and health care technology industries were the primary reasons for underperformance. In biotechnology, shares of Incyte and Exelixis were the leading detractors, while Veeva Systems was the main detriment in health care technology. Veeva, which provides cloud-based software solutions to life sciences companies, lagged, primarily due to economic weakness among its customer base, which led the company to lower forward guidance early in the period. We sold our holdings of Incyte.

Real Estate and Communication Services Contributed

An underweight to the poor-performing real estate sector was a primary contributor to relative performance. The contribution came largely from a decision to underweight specialized real estate investment trusts (REITs), where avoiding American Tower and Crown Castle proved beneficial. REITs were generally hindered by high inflation, slowing growth and rising interest rates, which challenged REIT fundamentals and drew income-oriented investors away from the sector. In communication services, the portfolio’s underweight position was beneficial, as were stock selection decisions. A position in Meta Platforms was especially helpful. The company benefited from cost-cutting and restructuring efforts and from new investor interest in artificial intelligence.

*All fund returns referenced in this commentary are for Investor Class shares. Investor Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

JUNE 30, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	—*
Other Assets and Liabilities	0.5%
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	19.8%
Technology Hardware, Storage and Peripherals	14.5%
Semiconductors and Semiconductor Equipment	10.4%
Interactive Media and Services	7.6%
Specialty Retail	5.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period(1) 1/1/23 - 6/30/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,285.50	$5.67	1.00%
I Class	$1,000	$1,286.50	$4.54	0.80%
Y Class	$1,000	$1,287.00	$4.25	0.75%
A Class	$1,000	$1,284.00	$7.08	1.25%
C Class	$1,000	$1,278.90	$11.30	2.00%
R Class	$1,000	$1,282.20	$8.49	1.50%
R5 Class	$1,000	$1,286.20	$4.53	0.80%
G Class	$1,000	$1,292.00	$0.06	0.01%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
I Class	$1,000	$1,020.83	$4.01	0.80%
Y Class	$1,000	$1,021.08	$3.76	0.75%
A Class	$1,000	$1,018.60	$6.26	1.25%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
R5 Class	$1,000	$1,020.83	$4.01	0.80%
G Class	$1,000	$1,024.75	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

JUNE 30, 2023

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 1.1%
Lockheed Martin Corp.	20,669	$9,515,594
Air Freight and Logistics — 0.6%
CH Robinson Worldwide, Inc.	23,503	2,217,508
Expeditors International of Washington, Inc.	25,225	3,055,504
		5,273,012
Automobiles — 1.9%
Tesla, Inc.(1)	63,778	16,695,167
Beverages — 0.8%
Monster Beverage Corp.(1)	108,680	6,242,579
PepsiCo, Inc.	6,833	1,265,609
		7,508,188
Biotechnology — 2.6%
Exelixis, Inc.(1)	77,981	1,490,217
Neurocrine Biosciences, Inc.(1)	36,362	3,428,937
Regeneron Pharmaceuticals, Inc.(1)	5,934	4,263,816
Vertex Pharmaceuticals, Inc.(1)	40,781	14,351,242
		23,534,212
Broadline Retail — 4.3%
Amazon.com, Inc.(1)	295,568	38,530,245
Building Products — 0.4%
Builders FirstSource, Inc.(1)	24,840	3,378,240
Capital Markets — 1.0%
Moody's Corp.	11,784	4,097,533
S&P Global, Inc.	11,852	4,751,348
		8,848,881
Chemicals — 0.5%
Air Products & Chemicals, Inc.	6,144	1,840,312
Linde PLC	6,945	2,646,601
		4,486,913
Commercial Services and Supplies — 0.5%
Cintas Corp.	1,866	927,551
Rollins, Inc.	87,276	3,738,031
		4,665,582
Communications Equipment — 0.8%
Cisco Systems, Inc.	134,141	6,940,455
Consumer Staples Distribution & Retail — 2.0%
Costco Wholesale Corp.	32,718	17,614,717
Electrical Equipment — 0.5%
ABB Ltd.	22,642	890,755
nVent Electric PLC	45,654	2,358,942
Schneider Electric SE	4,917	893,304
		4,143,001
Electronic Equipment, Instruments and Components — 0.3%
Keysight Technologies, Inc.(1)	13,656	2,286,697
Entertainment — 0.5%
Netflix, Inc.(1)	9,286	4,090,390
9

	Shares	Value
Financial Services — 4.4%
Mastercard, Inc., Class A	58,732	$23,099,296
PayPal Holdings, Inc.(1)	20,181	1,346,678
Visa, Inc., Class A	62,546	14,853,424
		39,299,398
Food Products — 0.3%
Hershey Co.	9,801	2,447,310
Ground Transportation — 1.6%
Old Dominion Freight Line, Inc.	15,744	5,821,344
Uber Technologies, Inc.(1)	196,271	8,473,019
		14,294,363
Health Care Equipment and Supplies — 2.0%
Abbott Laboratories	61,615	6,717,267
Dexcom, Inc.(1)	25,279	3,248,604
IDEXX Laboratories, Inc.(1)	10,158	5,101,653
Intuitive Surgical, Inc.(1)	8,203	2,804,934
		17,872,458
Health Care Providers and Services — 1.5%
Humana, Inc.	9,501	4,248,182
Molina Healthcare, Inc.(1)	9,919	2,988,000
UnitedHealth Group, Inc.	12,677	6,093,073
		13,329,255
Health Care Technology — 0.6%
Veeva Systems, Inc., Class A(1)	29,474	5,827,894
Hotels, Restaurants and Leisure — 2.9%
Airbnb, Inc., Class A(1)	25,279	3,239,756
Booking Holdings, Inc.(1)	4,602	12,426,919
Chipotle Mexican Grill, Inc.(1)	671	1,435,269
Expedia Group, Inc.(1)	48,070	5,258,377
Starbucks Corp.	38,663	3,829,957
		26,190,278
Household Durables — 0.2%
NVR, Inc.(1)	228	1,447,941
Household Products — 0.6%
Clorox Co.	13,068	2,078,335
Colgate-Palmolive Co.	43,144	3,323,814
		5,402,149
Industrial Conglomerates — 0.1%
Siemens AG	4,971	828,670
Insurance — 1.0%
Kinsale Capital Group, Inc.	2,470	924,274
Marsh & McLennan Cos., Inc.	43,187	8,122,611
		9,046,885
Interactive Media and Services — 7.6%
Alphabet, Inc., Class A(1)	326,091	39,033,093
Alphabet, Inc., Class C(1)	63,687	7,704,216
Meta Platforms, Inc., Class A(1)	68,808	19,746,520
Pinterest, Inc., Class A(1)	61,347	1,677,227
		68,161,056
IT Services — 0.7%
Accenture PLC, Class A	4,888	1,508,339
Gartner, Inc.(1)	13,439	4,707,816
		6,216,155
10

	Shares	Value
Life Sciences Tools and Services — 1.1%
Agilent Technologies, Inc.	18,125	$2,179,531
Danaher Corp.	13,719	3,292,560
Mettler-Toledo International, Inc.(1)	3,436	4,506,795
		9,978,886
Machinery — 1.2%
Caterpillar, Inc.	20,564	5,059,772
Donaldson Co., Inc.	22,113	1,382,284
Lincoln Electric Holdings, Inc.	7,145	1,419,212
Otis Worldwide Corp.	10,118	900,603
Parker-Hannifin Corp.	6,053	2,360,912
		11,122,783
Metals and Mining — 0.2%
Nucor Corp.	11,818	1,937,916
Oil, Gas and Consumable Fuels — 1.9%
Cheniere Energy, Inc.	26,257	4,000,517
Chevron Corp.	25,375	3,992,756
ConocoPhillips	21,303	2,207,204
Exxon Mobil Corp.	66,309	7,111,640
		17,312,117
Pharmaceuticals — 1.6%
Eli Lilly & Co.	26,509	12,432,191
Novo Nordisk A/S, ADR	13,925	2,253,483
		14,685,674
Semiconductors and Semiconductor Equipment — 10.4%
Analog Devices, Inc.	22,747	4,431,343
Applied Materials, Inc.	25,045	3,620,004
ASML Holding NV	4,826	3,500,437
Broadcom, Inc.	11,361	9,854,872
Enphase Energy, Inc.(1)	16,953	2,839,288
KLA Corp.	9,084	4,405,922
Lam Research Corp.	13,776	8,856,039
Microchip Technology, Inc.	94,407	8,457,923
Monolithic Power Systems, Inc.	8,949	4,834,518
NVIDIA Corp.	92,933	39,312,518
ON Semiconductor Corp.(1)	9,510	899,456
Power Integrations, Inc.	25,061	2,372,525
		93,384,845
Software — 19.8%
Adobe, Inc.(1)	42,361	20,714,105
Atlassian Corp., Class A(1)	6,221	1,043,946
Autodesk, Inc.(1)	12,538	2,565,400
Cadence Design Systems, Inc.(1)	26,494	6,213,373
Crowdstrike Holdings, Inc., Class A(1)	11,656	1,711,917
Fair Isaac Corp.(1)	4,580	3,706,182
Fortinet, Inc.(1)	111,060	8,395,025
Intuit, Inc.	14,985	6,865,977
Microsoft Corp.	288,095	98,107,871
Oracle Corp. (New York)	21,329	2,540,071
Palo Alto Networks, Inc.(1)	21,349	5,454,883
Salesforce, Inc.(1)	12,212	2,579,907
ServiceNow, Inc.(1)	31,539	17,723,972
		177,622,629
11

	Shares	Value
Specialty Retail — 5.1%
Home Depot, Inc.	36,044	$11,196,708
Lowe's Cos., Inc.	61,779	13,943,520
O'Reilly Automotive, Inc.(1)	7,504	7,168,571
TJX Cos., Inc.	86,810	7,360,620
Ulta Beauty, Inc.(1)	12,114	5,700,788
		45,370,207
Technology Hardware, Storage and Peripherals — 14.5%
Apple, Inc.	655,233	127,095,545
Pure Storage, Inc., Class A(1)	88,161	3,246,088
		130,341,633
Textiles, Apparel and Luxury Goods — 1.1%
Deckers Outdoor Corp.(1)	6,787	3,581,228
lululemon athletica, Inc.(1)	16,455	6,228,218
		9,809,446
Trading Companies and Distributors — 1.3%
Fastenal Co.	87,692	5,172,951
Watsco, Inc.	13,418	5,118,565
WW Grainger, Inc.	2,304	1,816,911
		12,108,427
TOTAL COMMON STOCKS (Cost $515,708,756)		891,549,669
SHORT-TERM INVESTMENTS†
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,116	1,116
Repurchase Agreements†
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.25% - 4.50%, 5/15/38 - 11/15/40, valued at $48,195), in a joint trading account at 5.02%, dated 6/30/23, due 7/3/23 (Delivery value $46,979)		46,959
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 5/15/53, valued at $259,145), at 5.04%, dated 6/30/23, due 7/3/23 (Delivery value $254,107)		254,000
		300,959
TOTAL SHORT-TERM INVESTMENTS (Cost $302,075)		302,075
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $516,010,831)		891,851,744
OTHER ASSETS AND LIABILITIES — 0.5%		4,043,165
TOTAL NET ASSETS — 100.0%		$895,894,909

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

JUNE 30, 2023
Assets
Investment securities, at value (cost of $516,010,831)	$891,851,744
Receivable for investments sold	5,745,887
Receivable for capital shares sold	262,722
Dividends and interest receivable	119,815
897,980,168

Liabilities
Payable for capital shares redeemed	1,757,848
Accrued management fees	310,469
Distribution and service fees payable	16,942
2,085,259

Net Assets	$895,894,909

Net Assets Consist of:
Capital (par value and paid-in surplus)	$575,026,102
Distributable earnings (loss)	320,868,807
$895,894,909

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$277,356,930	12,781,214	$21.70
I Class, $0.01 Par Value	$66,362,747	3,015,867	$22.00
Y Class, $0.01 Par Value	$516,232	23,398	$22.06
A Class, $0.01 Par Value	$42,946,955	2,037,771	$21.08
C Class, $0.01 Par Value	$3,736,501	208,317	$17.94
R Class, $0.01 Par Value	$13,312,181	662,744	$20.09
R5 Class, $0.01 Par Value	$510,044	23,158	$22.02
G Class, $0.01 Par Value	$491,153,319	22,314,317	$22.01
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $22.37 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.
See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED JUNE 30, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,325)	$8,763,631
Interest	241,425
9,005,056

Expenses:
Management fees	7,438,139
Distribution and service fees:
A Class	93,164
C Class	55,109
R Class	57,265
Directors' fees and expenses	58,248
Other expenses	2,510
7,704,435
Fees waived(1)	(3,856,147)
3,848,288

Net investment income (loss)	5,156,768

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	454,018
Futures contract transactions	(101,126)
Foreign currency translation transactions	(8,575)
344,317

Change in net unrealized appreciation (depreciation) on investments	172,753,975

Net realized and unrealized gain (loss)	173,098,292

Net Increase (Decrease) in Net Assets Resulting from Operations	$178,255,060
(1)Amount consists of $24,619, $7,406, $32, $3,727, $551, $1,145, $96 and $3,818,571 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and G Class, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2023 AND JUNE 30, 2022
Increase (Decrease) in Net Assets	June 30, 2023	June 30, 2022
Operations
Net investment income (loss)	$5,156,768	$(258,336)
Net realized gain (loss)	344,317	6,079,098
Change in net unrealized appreciation (depreciation)	172,753,975	(125,297,390)
Net increase (decrease) in net assets resulting from operations	178,255,060	(119,476,628)

Distributions to Shareholders
From earnings:
Investor Class	—	(52,277,622)
I Class	(103,214)	(27,316,430)
Y Class	(1,156)	(24,224)
A Class	—	(9,510,169)
C Class	—	(3,087,061)
R Class	—	(2,743,879)
R5 Class	(2,177)	(345,987)
G Class	(5,038,511)	—
Decrease in net assets from distributions	(5,145,058)	(95,305,372)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(134,101,002)	570,318,229

Net increase (decrease) in net assets	39,009,000	355,536,229

Net Assets
Beginning of period	856,885,909	501,349,680
End of period	$895,894,909	$856,885,909

See Notes to Financial Statements.
15

Notes to Financial Statements

JUNE 30, 2023

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 5, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

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The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. During the period ended June 30, 2023, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.00%	0.99%
I Class		0.0500% to 0.1100%	0.80%	0.79%
Y Class		0.0000% to 0.0600%	0.75%	0.74%
A Class		0.2500% to 0.3100%	1.00%	0.99%
C Class		0.2500% to 0.3100%	1.00%	0.99%
R Class		0.2500% to 0.3100%	1.00%	0.99%
R5 Class		0.0500% to 0.1100%	0.80%	0.79%
G Class		0.0500% to 0.1100%	0.80%	0.00%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $14,976,317 and $5,793,822, respectively. The effect of interfund transactions on the Statement of Operations was $165,145 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2023 were $1,200,343,456 and $1,322,836,969, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2023		Year ended June 30, 2022(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	480,000,000		480,000,000
Sold	940,132	$17,704,070	1,078,949	$26,627,251
Issued in connection with reorganization (Note 10)	—	—	3,195,700	60,476,875
Issued in reinvestment of distributions	—	—	2,133,990	51,194,431
Redeemed	(2,205,471)	(40,593,144)	(2,550,844)	(59,802,171)
	(1,265,339)	(22,889,074)	3,857,795	78,496,386
I Class/Shares Authorized	100,000,000		100,000,000
Sold	377,447	7,126,295	694,404	16,374,409
Issued in reinvestment of distributions	5,907	103,188	1,119,687	27,197,206
Redeemed	(2,813,361)	(50,886,281)	(1,883,997)	(45,277,547)
	(2,430,007)	(43,656,798)	(69,906)	(1,705,932)
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	52,397	1,015,973	310	7,499
Issued in reinvestment of distributions	66	1,156	995	24,224
Redeemed	(34,364)	(673,108)	(1,853)	(51,553)
	18,099	344,021	(548)	(19,830)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	342,653	6,162,417	430,919	10,224,570
Issued in reinvestment of distributions	—	—	391,802	9,164,238
Redeemed	(429,301)	(7,716,853)	(490,219)	(11,512,442)
	(86,648)	(1,554,436)	332,502	7,876,366
C Class/Shares Authorized	20,000,000		20,000,000
Sold	5,253	81,073	11,052	248,239
Issued in reinvestment of distributions	—	—	152,345	3,066,714
Redeemed	(326,671)	(4,962,521)	(350,086)	(7,178,279)
	(321,418)	(4,881,448)	(186,689)	(3,863,326)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	145,767	2,518,092	205,732	4,649,298
Issued in reinvestment of distributions	—	—	122,604	2,743,879
Redeemed	(120,233)	(2,100,491)	(200,931)	(4,296,667)
	25,534	417,601	127,405	3,096,510
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	12,195	225,338	30,500	748,335
Issued in reinvestment of distributions	124	2,177	14,232	345,987
Redeemed	(66,641)	(1,149,713)	(23,648)	(538,472)
	(54,322)	(922,198)	21,084	555,850
G Class/Shares Authorized	550,000,000		550,000,000
Sold	2,159,845	40,026,333	587,679	11,315,451
Issued in connection with reorganization (Note 10)	—	—	24,740,187	474,621,833
Issued in reinvestment of distributions	281,495	5,038,511	—	—
Redeemed	(5,451,825)	(106,023,514)	(3,064)	(55,079)
	(3,010,485)	(60,958,670)	25,324,802	485,882,205
Net increase (decrease)	(7,124,586)	$(134,101,002)	29,406,445	$570,318,229
(1)May 5, 2022 (commencement of sale) through June 30, 2022 for the G Class.

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$885,436,503	$6,113,166	—
Short-Term Investments	1,116	300,959	—
	$885,437,619	$6,414,125	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $9,927,060 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2023, the effect of equity price risk derivative instruments on the Statement of Operations was $(101,126) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$5,145,058	$27,571,995
Long-term capital gains	—	$67,733,377

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$521,177,733
Gross tax appreciation of investments	$372,707,069
Gross tax depreciation of investments	(2,033,058)
Net tax appreciation (depreciation) of investments	$370,674,011
Undistributed ordinary income	—
Accumulated short-term capital losses	$(49,805,204)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Reorganization

On December 16, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Disciplined Growth Fund, one fund in a series issued by the corporation, were transferred to Disciplined Growth Fund in exchange for shares of Disciplined Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Disciplined Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 13, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 13, 2022, NT Disciplined Growth Fund exchanged its shares for shares of Disciplined Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Disciplined Growth Fund – Investor Class	4,895,760	Disciplined Growth Fund – Investor Class	3,195,700
NT Disciplined Growth Fund – G Class	37,810,103	Disciplined Growth Fund – G Class	24,740,187

The net assets of NT Disciplined Growth Fund and Disciplined Growth Fund immediately before the reorganization were $535,098,708 and $381,181,403, respectively. NT Disciplined Growth Fund's unrealized appreciation of $122,396,274 was combined with that of Disciplined Growth Fund. Immediately after the reorganization, the combined net assets were $916,280,111.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$17.68	0.01	4.01	4.02	—	—	—	$21.70	22.74%	1.00%	1.01%	0.06%	0.05%	142%	$277,357
2022	$26.83	(0.06)	(3.76)	(3.82)	—	(5.33)	(5.33)	$17.68	(19.47)%	0.99%	1.00%	(0.14)%	(0.15)%	205%	$248,369
2021	$24.39	(0.07)	7.17	7.10	—	(4.66)	(4.66)	$26.83	31.26%	1.00%	1.01%	(0.28)%	(0.29)%	189%	$273,391
2020	$21.76	(0.02)	4.59	4.57	—	(1.94)	(1.94)	$24.39	22.13%	1.01%	1.02%	(0.10)%	(0.11)%	142%	$238,408
2019	$24.05	0.05	1.08	1.13	(0.04)	(3.38)	(3.42)	$21.76	6.61%	1.02%	1.02%	0.24%	0.24%	105%	$250,920
I Class
2023	$17.92	0.05	4.06	4.11	(0.03)	—	(0.03)	$22.00	22.96%	0.80%	0.81%	0.26%	0.25%	142%	$66,363
2022	$27.08	(0.02)	(3.81)	(3.83)	—	(5.33)	(5.33)	$17.92	(19.31)%	0.79%	0.80%	0.06%	0.05%	205%	$97,606
2021	$24.54	(0.02)	7.22	7.20	—	(4.66)	(4.66)	$27.08	31.50%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$149,388
2020	$21.84	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.54	22.38%	0.81%	0.82%	0.10%	0.09%	142%	$136,351
2019	$24.13	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.84	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$213,805
Y Class
2023	$17.97	0.02	4.11	4.13	(0.04)	—	(0.04)	$22.06	23.02%	0.75%	0.76%	0.31%	0.30%	142%	$516
2022	$27.13	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.97	(19.27)%	0.74%	0.75%	0.11%	0.10%	205%	$95
2021	$24.56	(0.01)	7.24	7.23	—	(4.66)	(4.66)	$27.13	31.61%	0.75%	0.76%	(0.03)%	(0.04)%	189%	$159
2020	$21.85	0.04	4.61	4.65	—	(1.94)	(1.94)	$24.56	22.42%	0.76%	0.77%	0.15%	0.14%	142%	$232
2019	$24.14	0.12	1.07	1.19	(0.10)	(3.38)	(3.48)	$21.85	6.87%	0.77%	0.77%	0.49%	0.49%	105%	$579

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$17.22	(0.04)	3.90	3.86	—	—	—	$21.08	22.43%	1.25%	1.26%	(0.19)%	(0.20)%	142%	$42,947
2022	$26.31	(0.12)	(3.64)	(3.76)	—	(5.33)	(5.33)	$17.22	(19.69)%	1.24%	1.25%	(0.39)%	(0.40)%	205%	$36,573
2021	$24.05	(0.13)	7.05	6.92	—	(4.66)	(4.66)	$26.31	30.93%	1.25%	1.26%	(0.53)%	(0.54)%	189%	$47,150
2020	$21.53	(0.08)	4.54	4.46	—	(1.94)	(1.94)	$24.05	21.84%	1.26%	1.27%	(0.35)%	(0.36)%	142%	$34,139
2019	$23.87	—(3)	1.06	1.06	(0.02)	(3.38)	(3.40)	$21.53	6.32%	1.27%	1.27%	(0.01)%	(0.01)%	105%	$31,650
C Class
2023	$14.76	(0.14)	3.32	3.18	—	—	—	$17.94	21.48%	2.00%	2.01%	(0.94)%	(0.95)%	142%	$3,737
2022	$23.41	(0.27)	(3.05)	(3.32)	—	(5.33)	(5.33)	$14.76	(20.27)%	1.99%	2.00%	(1.14)%	(1.15)%	205%	$7,820
2021	$21.99	(0.29)	6.37	6.08	—	(4.66)	(4.66)	$23.41	29.92%	2.00%	2.01%	(1.28)%	(1.29)%	189%	$16,775
2020	$19.98	(0.22)	4.17	3.95	—	(1.94)	(1.94)	$21.99	20.94%	2.01%	2.02%	(1.10)%	(1.11)%	142%	$22,346
2019	$22.55	(0.16)	0.97	0.81	—	(3.38)	(3.38)	$19.98	5.57%	2.02%	2.02%	(0.76)%	(0.76)%	105%	$26,088
R Class
2023	$16.45	(0.08)	3.72	3.64	—	—	—	$20.09	22.14%	1.50%	1.51%	(0.44)%	(0.45)%	142%	$13,312
2022	$25.42	(0.17)	(3.47)	(3.64)	—	(5.33)	(5.33)	$16.45	(19.93)%	1.49%	1.50%	(0.64)%	(0.65)%	205%	$10,481
2021	$23.42	(0.19)	6.85	6.66	—	(4.66)	(4.66)	$25.42	30.63%	1.50%	1.51%	(0.78)%	(0.79)%	189%	$12,958
2020	$21.06	(0.13)	4.43	4.30	—	(1.94)	(1.94)	$23.42	21.56%	1.51%	1.52%	(0.60)%	(0.61)%	142%	$9,548
2019	$23.47	(0.06)	1.03	0.97	—	(3.38)	(3.38)	$21.06	6.03%	1.52%	1.52%	(0.26)%	(0.26)%	105%	$9,948

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$17.94	0.07	4.04	4.11	(0.03)	—	(0.03)	$22.02	23.01%	0.80%	0.81%	0.26%	0.25%	142%	$510
2022	$27.10	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.94	(19.34)%	0.79%	0.80%	0.06%	0.05%	205%	$1,390
2021	$24.55	(0.02)	7.23	7.21	—	(4.66)	(4.66)	$27.10	31.53%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$1,528
2020	$21.85	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.55	22.37%	0.81%	0.82%	0.10%	0.09%	142%	$1,153
2019	$24.14	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.85	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$957
G Class
2023	$17.95	0.20	4.05	4.25	(0.19)	—	(0.19)	$22.01	23.94%	0.01%	0.81%	1.05%	0.25%	142%	$491,153
2022(4)	$20.02	0.05	(2.12)	(2.07)	—	—	—	$17.95	(10.34)%	0.01%(5)	0.80%(5)	1.72%(5)	0.93%(5)	205%(6)	$454,553

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)May 5, 2022 (commencement of sale) through June 30, 2022.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2022.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Growth Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Disciplined Growth Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	83	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.98%) for at least one year, beginning August 1, 2023. The Board concluded that the
33

management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2023.

For corporate taxpayers, the fund hereby designates $5,145,058, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2023 as qualified for the corporate dividends received deduction.
37

Notes

38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 2308

Annual Report

June 30, 2023

Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Rally Generated Strong Fiscal-Year Returns

After ending 2022 with modest six-month gains, stocks rallied in the first half of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.
Inflation’s pace steadily slowed during the period, which, combined with mounting recession worries, prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still above target and the labor market resilient, policymakers continued to raise rates.

A new challenge emerged in March when several high-profile banks failed. Market unrest escalated, but quick action from regulators helped restore order. Nevertheless, heightened uncertainty surrounding the banking industry and credit availability further fueled recession fears. These worries strengthened investor expectations for a near-term end to central bank tightening and potential rate cuts later in the year.
The Fed, which announced its 10th-consecutive rate hike in May, paused its tightening campaign in June. However, citing still-high inflation and still-strong economic data, policymakers hinted the pause wasn’t permanent. Expectations for rate cuts faded, but many market participants shifted their focus to a potential soft-landing scenario.

Overall, robust performance in the second half of the period propelled the S&P 500 Index to a 12-month return of nearly 20%. U.S. stocks outpaced non-U.S. stocks, large-cap stocks generally outperformed small caps, and growth significantly outperformed value.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.
We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	12.34%	8.11%	9.99%	—	5/9/91
S&P 500 Index	—	19.59%	12.30%	12.86%	—	—
I Class	AMEIX	12.59%	8.33%	10.21%	—	1/2/98
A Class	BEQAX					10/9/97
No sales charge		12.09%	7.84%	9.71%	—
With sales charge		5.64%	6.57%	9.07%	—
C Class	AEYCX	11.23%	7.03%	8.90%	—	7/18/01
R Class	AEYRX	11.80%	7.57%	9.44%	—	7/29/05
R5 Class	AEYGX	12.59%	8.32%	—	9.63%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2023
Investor Class — $25,912

S&P 500 Index — $33,535

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.65%	0.45%	0.90%	1.65%	1.15%	0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Yulin Long and Arun Daniel

In March 2023, Yulin Long joined the fund’s management team. Steven Rossi and Guan Wang are no longer with the firm.

Performance Summary

Equity Growth returned 12.34%* for the fiscal year ended June 30, 2023, compared with the 19.59% return of its benchmark, the S&P 500 Index. The fund’s return reflects operating expenses, while the index’s return does not.

Stocks in the Financials Sector Detracted Most

The market’s performance during this period was heavily influenced by declining inflation, tightening monetary policy and anticipation of the end of the Federal Reserve’s rate-hiking program. Uncertainty about the direction of the economy and the likelihood of a soft landing also played a role. Stock choices in the financials sector detracted most from the fund’s 12-month results. Positioning in the banking industry was most detrimental to relative performance as the banking crisis in early 2023 meant these shares underperformed. Positions in Popular, Western Alliance Bancorp, KeyCorp, Zions Bancorp and SVB Financial Group were the leading detractors. We exited these positions during the reporting period. Elsewhere in the sector, PayPal Holdings in the financial services industry also hampered relative returns, as did an underweight in the capital markets industry. In the consumer discretionary sector, stock selection decisions hindered relative returns. An underweight to Amazon in the broadline retail industry was a detractor, while in the automobiles industry, an underweight to Tesla was detrimental.

Selections in the health care sector also hindered performance compared with the benchmark in part due to an investor shift out of more defensive sectors in favor of a handful of the largest growth stocks. Shares of Incyte, a biotechnology firm, were a leading detractor. Incyte’s recent quarterly revenues and earnings were disappointing because of mixed results for some of its leading cancer drugs. We exited this position. Health care providers and services firm CVS Health’s shares declined during the period. The company continues to face a number of headwinds, including rising costs for its insurance unit and concerns around the potential regulation of pharmacy benefit managers. We exited this position.

Utilities and Real Estate Contributed to Relative Returns

An underweight to the utilities sector was a primary contributor to performance. Within this sector, underweights in the electric utilities and multi-utilities industries contributed most to results compared with the benchmark. In these industries, a lack of exposure to NextEra Energy and Dominion Energy, respectively, was particularly beneficial. The contribution of the real estate sector came largely from positioning in the specialized REITs industry. Avoiding shares of American Tower and Crown Castle proved beneficial to relative returns. In addition, not owning residential real estate investment trusts (REITs) improved relative performance as well.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

JUNE 30, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	0.3%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Software	11.8%
Semiconductors and Semiconductor Equipment	8.7%
Technology Hardware, Storage and Peripherals	7.4%
Interactive Media and Services	6.2%
Oil, Gas and Consumable Fuels	5.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period(1) 1/1/23 - 6/30/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,136.70	$3.50	0.66%
I Class	$1,000	$1,138.00	$2.44	0.46%
A Class	$1,000	$1,135.20	$4.82	0.91%
C Class	$1,000	$1,131.60	$8.77	1.66%
R Class	$1,000	$1,133.80	$6.14	1.16%
R5 Class	$1,000	$1,138.00	$2.44	0.46%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.51	$2.31	0.46%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2023

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 2.0%
General Dynamics Corp.	18,122	$3,898,948
Lockheed Martin Corp.	56,994	26,238,898
Textron, Inc.	62,550	4,230,257
		34,368,103
Air Freight and Logistics — 1.1%
Expeditors International of Washington, Inc.	22,415	2,715,129
FedEx Corp.	6,985	1,731,582
United Parcel Service, Inc., Class B	78,721	14,110,739
		18,557,450
Automobiles — 1.0%
Tesla, Inc.(1)	68,247	17,865,017
Banks — 2.7%
Bank of America Corp.	199,785	5,731,832
JPMorgan Chase & Co.	182,559	26,551,381
U.S. Bancorp	129,886	4,291,433
Wells Fargo & Co.	267,340	11,410,071
		47,984,717
Beverages — 2.0%
Coca-Cola Co.	381,299	22,961,826
PepsiCo, Inc.	66,034	12,230,817
		35,192,643
Biotechnology — 3.2%
AbbVie, Inc.	69,251	9,330,187
Amgen, Inc.	21,189	4,704,382
Exelixis, Inc.(1)	170,644	3,261,007
Gilead Sciences, Inc.	92,982	7,166,122
Regeneron Pharmaceuticals, Inc.(1)	11,187	8,038,307
Vertex Pharmaceuticals, Inc.(1)	67,179	23,640,962
		56,140,967
Broadline Retail — 2.0%
Amazon.com, Inc.(1)	262,805	34,259,260
Building Products — 1.2%
Builders FirstSource, Inc.(1)	45,375	6,171,000
Carlisle Cos., Inc.	23,984	6,152,616
Johnson Controls International PLC	26,428	1,800,804
Masco Corp.	60,885	3,493,581
Owens Corning	22,960	2,996,280
		20,614,281
Capital Markets — 1.5%
Cboe Global Markets, Inc.	44,372	6,123,780
Franklin Resources, Inc.	135,560	3,620,808
LPL Financial Holdings, Inc.	15,581	3,387,777
Morgan Stanley	101,094	8,633,427
MSCI, Inc.	5,902	2,769,749
T. Rowe Price Group, Inc.	20,503	2,296,746
		26,832,287

	Shares	Value
Chemicals — 1.9%
Air Products & Chemicals, Inc.	23,970	$7,179,734
Dow, Inc.	164,588	8,765,957
Linde PLC	17,994	6,857,154
LyondellBasell Industries NV, Class A	110,435	10,141,246
		32,944,091
Commercial Services and Supplies — 0.6%
Republic Services, Inc.	30,671	4,697,877
Waste Management, Inc.	34,162	5,924,374
		10,622,251
Communications Equipment — 1.0%
Cisco Systems, Inc.	330,447	17,097,328
Consumer Finance — 1.2%
American Express Co.	82,228	14,324,118
Capital One Financial Corp.	26,653	2,915,039
Synchrony Financial	101,682	3,449,053
		20,688,210
Consumer Staples Distribution & Retail — 1.2%
Kroger Co.	190,391	8,948,377
Walmart, Inc.	76,716	12,058,221
		21,006,598
Containers and Packaging — 0.2%
Graphic Packaging Holding Co.	129,001	3,099,894
Distributors — 0.6%
Genuine Parts Co.	28,108	4,756,717
LKQ Corp.	84,092	4,900,041
		9,656,758
Diversified Consumer Services — 0.1%
H&R Block, Inc.	45,349	1,445,273
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	208,939	3,332,577
Electric Utilities — 0.7%
Edison International	40,337	2,801,405
FirstEnergy Corp.	153,205	5,956,610
Pinnacle West Capital Corp.	37,816	3,080,491
		11,838,506
Electrical Equipment — 0.4%
Acuity Brands, Inc.	18,983	3,095,747
Atkore, Inc.(1)	24,438	3,810,862
		6,906,609
Entertainment — 1.4%
Electronic Arts, Inc.	77,877	10,100,647
Netflix, Inc.(1)	33,454	14,736,152
		24,836,799
Financial Services — 3.6%
Berkshire Hathaway, Inc., Class B(1)	49,033	16,720,253
Mastercard, Inc., Class A	16,605	6,530,747
PayPal Holdings, Inc.(1)	168,476	11,242,403
Visa, Inc., Class A	121,236	28,791,125
		63,284,528
Food Products — 0.7%
Archer-Daniels-Midland Co.	53,680	4,056,061

	Shares	Value
General Mills, Inc.	94,674	$7,261,496
		11,317,557
Gas Utilities — 0.1%
Atmos Energy Corp.	21,783	2,534,234
Ground Transportation — 0.6%
Uber Technologies, Inc.(1)	255,849	11,045,001
Health Care Equipment and Supplies — 2.3%
Abbott Laboratories	251,535	27,422,346
Edwards Lifesciences Corp.(1)	47,061	4,439,264
Hologic, Inc.(1)	63,606	5,150,178
Zimmer Biomet Holdings, Inc.	24,309	3,539,390
		40,551,178
Health Care Providers and Services — 3.3%
AmerisourceBergen Corp.	22,085	4,249,816
Cardinal Health, Inc.	101,947	9,641,128
Centene Corp.(1)	41,908	2,826,695
Elevance Health, Inc.	12,385	5,502,532
Henry Schein, Inc.(1)	39,783	3,226,401
Humana, Inc.	19,891	8,893,863
McKesson Corp.	26,627	11,377,983
Quest Diagnostics, Inc.	11,822	1,661,700
UnitedHealth Group, Inc.	20,606	9,904,068
		57,284,186
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(1)	26,178	5,176,176
Hotel & Resort REITs — 0.2%
Host Hotels & Resorts, Inc.	244,715	4,118,553
Hotels, Restaurants and Leisure — 2.2%
Booking Holdings, Inc.(1)	5,828	15,737,523
Darden Restaurants, Inc.	38,536	6,438,595
Expedia Group, Inc.(1)	95,814	10,481,094
Starbucks Corp.	36,412	3,606,973
Yum! Brands, Inc.	21,619	2,995,312
		39,259,497
Household Durables — 0.2%
Lennar Corp., Class A	23,084	2,892,656
Household Products — 2.9%
Colgate-Palmolive Co.	214,429	16,519,610
Kimberly-Clark Corp.	78,444	10,829,979
Procter & Gamble Co.	148,433	22,523,223
		49,872,812
Industrial REITs — 0.3%
Prologis, Inc.	40,242	4,934,876
Insurance — 1.4%
Chubb Ltd.	10,882	2,095,438
Everest Re Group Ltd.	5,284	1,806,388
Hartford Financial Services Group, Inc.	24,109	1,736,330
Marsh & McLennan Cos., Inc.	70,259	13,214,313
Travelers Cos., Inc.	30,741	5,338,482
		24,190,951

	Shares	Value
Interactive Media and Services — 6.2%
Alphabet, Inc., Class A(1)	285,069	$34,122,760
Alphabet, Inc., Class C(1)	269,992	32,660,932
Meta Platforms, Inc., Class A(1)	143,987	41,321,389
		108,105,081
IT Services — 0.9%
Accenture PLC, Class A	53,647	16,554,391
Life Sciences Tools and Services — 2.1%
Agilent Technologies, Inc.	55,696	6,697,444
Danaher Corp.	89,055	21,373,200
Illumina, Inc.(1)	28,341	5,313,654
Thermo Fisher Scientific, Inc.	5,364	2,798,667
		36,182,965
Machinery — 2.8%
Caterpillar, Inc.	22,871	5,627,410
Cummins, Inc.	18,596	4,558,995
Mueller Industries, Inc.	55,528	4,846,484
Otis Worldwide Corp.	137,222	12,214,130
PACCAR, Inc.	33,886	2,834,564
Parker-Hannifin Corp.	35,781	13,956,021
Snap-on, Inc.	17,821	5,135,834
		49,173,438
Media — 0.8%
Charter Communications, Inc., Class A(1)	4,226	1,552,506
Comcast Corp., Class A	305,189	12,680,603
		14,233,109
Metals and Mining — 0.2%
Nucor Corp.	19,868	3,257,955
Multi-Utilities — 0.4%
Consolidated Edison, Inc.	51,899	4,691,669
DTE Energy Co.	14,333	1,576,917
Sempra Energy	10,415	1,516,320
		7,784,906
Oil, Gas and Consumable Fuels — 5.3%
Cheniere Energy, Inc.	17,299	2,635,676
Chevron Corp.	33,653	5,295,299
ConocoPhillips	172,634	17,886,609
Exxon Mobil Corp.	357,435	38,334,904
Marathon Petroleum Corp.	97,678	11,389,255
Pioneer Natural Resources Co.	51,745	10,720,529
Valero Energy Corp.	58,054	6,809,734
		93,072,006
Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	91,594	5,857,436
Eli Lilly & Co.	24,399	11,442,643
Johnson & Johnson	85,568	14,163,216
Merck & Co., Inc.	245,492	28,327,322
		59,790,617
Professional Services — 0.1%
TriNet Group, Inc.(1)	23,238	2,206,913
Real Estate Management and Development — 0.3%
CBRE Group, Inc., Class A(1)	69,144	5,580,612

	Shares	Value
Retail REITs — 0.5%
Simon Property Group, Inc.	71,001	$8,199,195
Semiconductors and Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc.(1)	126,619	14,423,170
Analog Devices, Inc.	35,413	6,898,807
Broadcom, Inc.	35,143	30,484,093
KLA Corp.	27,051	13,120,276
Marvell Technology, Inc.	35,726	2,135,700
Microchip Technology, Inc.	211,045	18,907,522
Monolithic Power Systems, Inc.	7,693	4,155,989
NVIDIA Corp.	102,891	43,524,951
NXP Semiconductors NV	66,887	13,690,431
ON Semiconductor Corp.(1)	53,106	5,022,765
		152,363,704
Software — 11.8%
Adobe, Inc.(1)	55,668	27,221,095
Autodesk, Inc.(1)	29,556	6,047,453
Fortinet, Inc.(1)	48,601	3,673,750
Intuit, Inc.	25,446	11,659,103
Microsoft Corp.	301,008	102,505,264
Oracle Corp. (New York)	109,125	12,995,696
Palo Alto Networks, Inc.(1)	22,294	5,696,340
Salesforce, Inc.(1)	86,257	18,222,654
ServiceNow, Inc.(1)	26,805	15,063,606
Synopsys, Inc.(1)	6,409	2,790,543
		205,875,504
Specialized REITs — 0.2%
Equinix, Inc.	3,455	2,708,513
Specialty Retail — 3.2%
Home Depot, Inc.	52,980	16,457,707
Lowe's Cos., Inc.	74,397	16,791,403
O'Reilly Automotive, Inc.(1)	12,622	12,057,797
TJX Cos., Inc.	50,807	4,307,925
Ulta Beauty, Inc.(1)	13,944	6,561,977
		56,176,809
Technology Hardware, Storage and Peripherals — 7.4%
Apple, Inc.	666,930	129,364,412
Textiles, Apparel and Luxury Goods — 0.2%
Tapestry, Inc.	73,746	3,156,329
Trading Companies and Distributors — 0.7%
Beacon Roofing Supply, Inc.(1)	36,796	3,053,332
United Rentals, Inc.	22,139	9,860,047
		12,913,379
TOTAL COMMON STOCKS (Cost $1,286,810,505)		1,738,451,662
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,596	10,596
Repurchase Agreements — 0.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.25% - 4.50%, 5/15/38 - 11/15/40, valued at $956,982), in a joint trading account at 5.02%, dated 6/30/23, due 7/3/23 (Delivery value $932,830)		932,440

	Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.875%, 2/15/32, valued at $5,156,182), at 5.04%, dated 6/30/23, due 7/3/23 (Delivery value $5,057,123)		$5,055,000
		5,987,440
TOTAL SHORT-TERM INVESTMENTS (Cost $5,998,036)		5,998,036
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,292,808,541)		1,744,449,698
OTHER ASSETS AND LIABILITIES — 0.2%		3,086,043
TOTAL NET ASSETS — 100.0%		$1,747,535,741

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2023
Assets
Investment securities, at value (cost of $1,292,808,541)	$1,744,449,698
Receivable for investments sold	3,453,948
Receivable for capital shares sold	309,793
Dividends and interest receivable	1,262,114
1,749,475,553

Liabilities
Payable for capital shares redeemed	1,054,870
Accrued management fees	865,753
Distribution and service fees payable	19,189
1,939,812

Net Assets	$1,747,535,741

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,551,460,021
Distributable earnings (loss)	196,075,720
$1,747,535,741

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$1,366,593,817	54,897,161	$24.89
I Class, $0.01 Par Value	$306,157,094	12,275,901	$24.94
A Class, $0.01 Par Value	$49,322,597	1,986,212	$24.83
C Class, $0.01 Par Value	$2,040,559	84,599	$24.12
R Class, $0.01 Par Value	$18,677,060	751,902	$24.84
R5 Class, $0.01 Par Value	$4,744,614	190,203	$24.95
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $26.34 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $390,249)	$49,825,818
Interest	580,217
50,406,035

Expenses:
Management fees	13,076,020
Distribution and service fees:
A Class	121,629
C Class	26,545
R Class	95,665
Directors' fees and expenses	156,998
Other expenses	9,926
13,486,783
Fees waived - G Class	(1,958,867)
11,527,916

Net investment income (loss)	38,878,119

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(33,714,925)
Futures contract transactions	(7,731,597)
Foreign currency translation transactions	13,378
(41,433,144)

Change in net unrealized appreciation (depreciation) on:
Investments	230,449,675
Translation of assets and liabilities in foreign currencies	41,243
230,490,918

Net realized and unrealized gain (loss)	189,057,774

Net Increase (Decrease) in Net Assets Resulting from Operations	$227,935,893

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2023 AND JUNE 30, 2022
Increase (Decrease) in Net Assets	June 30, 2023	June 30, 2022
Operations
Net investment income (loss)	$38,878,119	$22,398,008
Net realized gain (loss)	(41,433,144)	115,904,296
Change in net unrealized appreciation (depreciation)	230,490,918	(538,940,047)
Net increase (decrease) in net assets resulting from operations	227,935,893	(400,637,743)

Distributions to Shareholders
From earnings:
Investor Class	(127,015,055)	(468,693,602)
I Class	(25,537,540)	(110,801,988)
A Class	(3,994,179)	(16,884,842)
C Class	(217,827)	(1,066,880)
R Class	(1,571,464)	(5,841,970)
R5 Class	(437,889)	(1,288,263)
G Class	(77,289,590)	(3,423,529)
Decrease in net assets from distributions	(236,063,544)	(608,001,074)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,208,655,291)	1,314,783,106

Net increase (decrease) in net assets	(1,216,782,942)	306,144,289

Net Assets
Beginning of period	2,964,318,683	2,658,174,394
End of period	$1,747,535,741	$2,964,318,683

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2023

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 5, 2022. On December 19, 2022, there were no outstanding G Class shares and the fund discontinued offering G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. During the period, the investment advisor waived the G Class's management fee in its entirety.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%
G Class		0.0500% to 0.1100%	0.00%(1)
(1)Effective annual management fee before waiver was 0.45%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $34,615,451 and $153,983,802, respectively. The effect of interfund transactions on the Statement of Operations was $32,157,692 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2023 were $3,769,158,822 and $5,136,919,828, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	850,000,000		850,000,000
Sold	1,753,291	$41,540,272	2,162,223	$69,900,163
Issued in reinvestment of distributions	5,260,468	123,460,216	15,083,960	455,919,413
Redeemed	(16,581,216)	(388,132,087)	(7,436,309)	(237,154,442)
	(9,567,457)	(223,131,599)	9,809,874	288,665,134
I Class/Shares Authorized	140,000,000		140,000,000
Sold	1,043,527	24,680,467	1,113,201	36,247,854
Issued in reinvestment of distributions	1,076,037	25,296,991	3,627,606	109,816,974
Redeemed	(5,258,972)	(122,798,567)	(4,310,476)	(150,952,424)
	(3,139,408)	(72,821,109)	430,331	(4,887,596)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	197,824	4,676,284	251,391	7,912,937
Issued in reinvestment of distributions	159,562	3,734,444	525,462	15,858,419
Redeemed	(522,827)	(12,426,415)	(687,012)	(21,744,508)
	(165,441)	(4,015,687)	89,841	2,026,848
C Class/Shares Authorized	20,000,000		20,000,000
Sold	5,122	116,676	14,076	431,480
Issued in reinvestment of distributions	8,400	191,371	33,111	975,417
Redeemed	(73,601)	(1,665,269)	(40,328)	(1,309,186)
	(60,079)	(1,357,222)	6,859	97,711
R Class/Shares Authorized	20,000,000		20,000,000
Sold	160,903	3,767,016	149,641	4,863,355
Issued in reinvestment of distributions	67,124	1,571,363	193,595	5,841,930
Redeemed	(289,406)	(6,780,601)	(211,365)	(6,698,922)
	(61,379)	(1,442,222)	131,871	4,006,363
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	58,002	1,388,428	50,658	1,614,330
Issued in reinvestment of distributions	14,804	348,099	33,525	1,014,588
Redeemed	(70,777)	(1,627,963)	(62,490)	(2,140,726)
	2,029	108,564	21,693	488,192
G Class(1)/Shares Authorized	1,300,000,000		1,300,000,000
Sold	758,320	18,614,646	675,115	17,485,107
Issued in connection with reorganization (Note 10)	—	—	38,668,740	1,003,951,333
Issued in reinvestment of distributions	3,277,978	77,289,590	141,176	3,423,529
Redeemed	(43,502,799)	(1,001,900,252)	(18,530)	(473,515)
	(39,466,501)	(905,996,016)	39,466,501	1,024,386,454
Net increase (decrease)	(52,458,236)	$(1,208,655,291)	49,956,970	$1,314,783,106
(1)May 5, 2022 (commencement of sale) through June 30, 2022, and July 1, 2022 through December 19, 2022 (liquidation date).

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,738,451,662	—	—
Short-Term Investments	10,596	$5,987,440	—
	$1,738,462,258	$5,987,440	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $69,861,992 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2023, the effect of equity price risk derivative instruments on the Statement of Operations was $(7,731,597) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

23

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$37,539,997	$251,529,979
Long-term capital gains	$198,523,547	$356,471,095

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,308,178,751
Gross tax appreciation of investments	$452,295,220
Gross tax depreciation of investments	(16,024,273)
Net tax appreciation (depreciation) of investments	436,270,947
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	7,400
Net tax appreciation (depreciation)	$436,278,347
Undistributed ordinary income	$638,196
Accumulated short-term capital losses	$(240,840,823)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Reorganization

On December 16, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Equity Growth Fund, one fund in a series issued by the corporation, were transferred to Equity Growth Fund in exchange for shares of Equity Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Equity Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 13, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 13, 2022, NT Equity Growth Fund exchanged its shares for shares of Equity Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Equity Growth Fund – G Class	103,917,236	Equity Growth Fund – G Class	38,668,740

The net assets of NT Equity Growth Fund and Equity Growth Fund immediately before the reorganization were $1,003,951,333 and $2,177,347,539, respectively. NT Equity Growth Fund's unrealized appreciation of $120,051,030 was combined with that of Equity Growth Fund. Immediately after the reorganization, the combined net assets were $3,181,298,872.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$24.15	0.36	2.47	2.83	(0.37)	(1.72)	(2.09)	$24.89	12.34%	0.66%	1.60%	169%	$1,366,594
2022	$36.56	0.24	(3.83)	(3.59)	(0.22)	(8.60)	(8.82)	$24.15	(14.48)%	0.65%	0.80%	238%	$1,556,896
2021	$30.41	0.29	9.82	10.11	(0.29)	(3.67)	(3.96)	$36.56	35.42%	0.66%	0.84%	186%	$1,998,353
2020	$31.73	0.34	1.58	1.92	(0.33)	(2.91)	(3.24)	$30.41	5.86%	0.67%	1.09%	113%	$1,789,426
2019	$33.36	0.39	1.56	1.95	(0.37)	(3.21)	(3.58)	$31.73	7.21%	0.67%	1.23%	80%	$2,289,532
I Class
2023	$24.19	0.39	2.50	2.89	(0.42)	(1.72)	(2.14)	$24.94	12.59%	0.46%	1.80%	169%	$306,157
2022	$36.61	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.19	(14.32)%	0.45%	1.00%	238%	$372,948
2021	$30.45	0.34	9.85	10.19	(0.36)	(3.67)	(4.03)	$36.61	35.68%	0.46%	1.04%	186%	$548,632
2020	$31.76	0.40	1.59	1.99	(0.39)	(2.91)	(3.30)	$30.45	6.10%	0.47%	1.29%	113%	$419,610
2019	$33.39	0.45	1.56	2.01	(0.43)	(3.21)	(3.64)	$31.76	7.41%	0.47%	1.43%	80%	$445,933

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$24.10	0.29	2.47	2.76	(0.31)	(1.72)	(2.03)	$24.83	12.09%	0.91%	1.35%	169%	$49,323
2022	$36.50	0.15	(3.81)	(3.66)	(0.14)	(8.60)	(8.74)	$24.10	(14.73)%	0.90%	0.55%	238%	$51,847
2021	$30.36	0.20	9.81	10.01	(0.20)	(3.67)	(3.87)	$36.50	35.10%	0.91%	0.59%	186%	$75,252
2020	$31.69	0.26	1.57	1.83	(0.25)	(2.91)	(3.16)	$30.36	5.57%	0.92%	0.84%	113%	$61,504
2019	$33.32	0.31	1.57	1.88	(0.30)	(3.21)	(3.51)	$31.69	6.96%	0.92%	0.98%	80%	$81,086
C Class
2023	$23.48	0.12	2.39	2.51	(0.15)	(1.72)	(1.87)	$24.12	11.23%	1.66%	0.60%	169%	$2,041
2022	$35.92	(0.09)	(3.71)	(3.80)	(0.04)	(8.60)	(8.64)	$23.48	(15.34)%	1.65%	(0.20)%	238%	$3,397
2021	$29.98	(0.05)	9.66	9.61	—(3)	(3.67)	(3.67)	$35.92	34.07%	1.66%	(0.16)%	186%	$4,950
2020	$31.34	0.03	1.55	1.58	(0.03)	(2.91)	(2.94)	$29.98	4.80%	1.67%	0.09%	113%	$5,880
2019	$33.00	0.07	1.55	1.62	(0.07)	(3.21)	(3.28)	$31.34	6.17%	1.67%	0.23%	80%	$7,378
R Class
2023	$24.10	0.23	2.48	2.71	(0.25)	(1.72)	(1.97)	$24.84	11.80%	1.16%	1.10%	169%	$18,677
2022	$36.53	0.07	(3.82)	(3.75)	(0.08)	(8.60)	(8.68)	$24.10	(14.92)%	1.15%	0.30%	238%	$19,602
2021	$30.38	0.12	9.81	9.93	(0.11)	(3.67)	(3.78)	$36.53	34.77%	1.16%	0.34%	186%	$24,891
2020	$31.71	0.18	1.57	1.75	(0.17)	(2.91)	(3.08)	$30.38	5.31%	1.17%	0.59%	113%	$21,394
2019	$33.34	0.23	1.57	1.80	(0.22)	(3.21)	(3.43)	$31.71	6.69%	1.17%	0.73%	80%	$21,413

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$24.20	0.40	2.49	2.89	(0.42)	(1.72)	(2.14)	$24.95	12.59%	0.46%	1.80%	169%	$4,745
2022	$36.62	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.20	(14.34)%	0.45%	1.00%	238%	$4,553
2021	$30.45	0.34	9.86	10.20	(0.36)	(3.67)	(4.03)	$36.62	35.72%	0.46%	1.04%	186%	$6,096
2020	$31.77	0.40	1.58	1.98	(0.39)	(2.91)	(3.30)	$30.45	6.06%	0.47%	1.29%	113%	$2,302
2019	$33.39	0.45	1.57	2.02	(0.43)	(3.21)	(3.64)	$31.77	7.44%	0.47%	1.43%	80%	$2,069

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Growth Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Growth Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	83	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2023.

For corporate taxpayers, the fund hereby designates $37,539,997, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $198,523,547, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2023.
38

Notes
39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 2308

Annual Report

June 30, 2023

Global Gold Fund
Investor Class (BGEIX)
I Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Rally Generated Strong Fiscal-Year Returns

After ending 2022 with modest six-month gains, stocks rallied in the first half of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.
Inflation’s pace steadily slowed during the period, which, combined with mounting recession worries, prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still above target and the labor market resilient, policymakers continued to raise rates.

A new challenge emerged in March when several high-profile banks failed. Market unrest escalated, but quick action from regulators helped restore order. Nevertheless, heightened uncertainty surrounding the banking industry and credit availability further fueled recession fears. These worries strengthened investor expectations for a near-term end to central bank tightening and potential rate cuts later in the year.
The Fed, which announced its 10th-consecutive rate hike in May, paused its tightening campaign in June. However, citing still-high inflation and still-strong economic data, policymakers hinted the pause wasn’t permanent. Expectations for rate cuts faded, but many market participants shifted their focus to a potential soft-landing scenario.

Overall, robust performance in the second half of the period propelled the S&P 500 Index to a 12-month return of nearly 20%. U.S. stocks outpaced non-U.S. stocks, large-cap stocks generally outperformed small caps, and growth significantly outperformed value.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.
We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of June 30, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BGEIX	5.94%	4.70%	2.49%	8/17/88
NYSE Arca Gold Miners Index	—	11.83%	7.95%	3.62%	—
MSCI World Index	—	18.51%	9.07%	9.50%	—
I Class	AGGNX	6.18%	4.90%	2.69%	9/28/07
A Class	ACGGX				5/6/98
No sales charge		5.81%	4.47%	2.25%
With sales charge		-0.27%	3.24%	1.64%
C Class	AGYCX	4.84%	3.65%	1.47%	9/28/07
R Class	AGGWX	5.39%	4.19%	1.99%	9/28/07
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2023
Investor Class — $12,785

NYSE Arca Gold Miners Index — $14,272

MSCI World Index — $24,792

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.66%	0.46%	0.91%	1.66%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Arun Daniel and Yulin Long

In August 2022, Arun Daniel joined the fund’s management team. Guan Wang is no longer with the firm.

Performance Summary

Global Gold rose 5.94%* for the 12-month period ended June 30, 2023. The fund’s benchmark, the NYSE Arca Gold Miners Index, rose 11.83% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Gold Made Gains Amid Market Volatility

Gold’s price rose overall but was very volatile. The price volatility can be explained by changes in the landscape for inflation, interest rates, financial markets and the U.S. dollar during the period. For example, inflation, as measured by the U.S. consumer price index, tumbled from a more than 40-year high of 9.1% in June 2022 to 3% in June 2023. That change reflects in part the Federal Reserve’s attempt to tame inflation by raising rates at the fastest pace since the 1980s. Unfortunately, falling inflation and higher Treasury yields reduced the precious metal’s appeal.

Nevertheless, demand for gold from central banks and as a hedge against uncertainty remained strong. Central banks bought a record amount of gold in calendar year 2022 according to the World Gold Council and continued to add gold reserves at an aggressive pace in early 2023. Investment demand also hit the highest level in the last four quarters during the first three months of 2023. Gold was attractive because of worries about financial stability related to several high-profile bank failures in the U.S. In addition, the U.S. dollar was volatile but ultimately declined in value. The weaker the dollar, the more affordable gold is for non-U.S. buyers.

Turning to gold mining stocks, the all-in sustaining cost of production for an ounce of gold jumped to an all-time high of $1,358 in the first quarter of 2023. That reflects the effect of inflation on mining input costs, in addition to weather- and maintenance-related effects in the first quarter of 2023. However, there’s reason to believe these cost increases are temporary. That’s because the two biggest gold producers in the world, Newmont and Barrick Gold, both forecast full-year 2023 costs closer to those of 2022, which were around $1,210 to $1,220, down from around $1,370 or so in early 2023.

Notable Detractors from Relative Results

Many of the leading detractors from relative performance were strong-performing stocks to which we had some exposure, but less than the benchmark. Good examples are South African miner AngloGold Ashanti, Canada-based Alamos Gold and China-based Zhaojin Mining Industry. In general, these companies all forecast expanded output and/or lower costs going forward. Another group of detractors were those whose financial and stock performance disappointed, and in which we were overweight relative to the benchmark. Examples here include South African companies Anglo American Platinum and Pan African Resources. Both reported production shortfalls and disappointing earnings. We eliminated our stake in Anglo American Platinum.

Key Contributors to Relative Performance

Among the leading individual contributors to relative performance were portfolio-only stakes in Australian miner Pilbara Minerals and Canada-based Lundin Gold. Pilbara operates the world’s largest lithium mine. Lithium is a key ingredient in batteries for electric vehicles. Lundin reported higher output and higher-grade gold ore as conditions continued to improve at its Ecuadorian operation. Our decision to underweight or entirely avoid Pan American Silver, First Majestic Silver and Sandstorm Gold, among others, also benefited performance compared with the benchmark.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Fund Characteristics

JUNE 30, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	2.0%
Other Assets and Liabilities	(1.3)%

Top Five Countries	% of net assets
Canada	49.2%
Australia	19.0%
South Africa	14.3%
United States	8.8%
China	5.7%
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period(1) 1/1/23 - 6/30/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.70	$3.31	0.66%
I Class	$1,000	$1,020.50	$2.30	0.46%
A Class	$1,000	$1,018.90	$4.56	0.91%
C Class	$1,000	$1,013.90	$8.29	1.66%
R Class	$1,000	$1,016.90	$5.80	1.16%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JUNE 30, 2023

	Shares	Value
COMMON STOCKS — 99.3%
Australia — 19.0%
Alkane Resources Ltd.(1)	3,594,900	$1,702,847
Allkem Ltd.(1)	161,000	1,731,402
Capricorn Metals Ltd.(1)	3,200,600	8,692,813
Emerald Resources NL(1)(2)	3,779,500	5,178,863
Evolution Mining Ltd.	3,754,000	8,173,143
Newcrest Mining Ltd. (Sydney)	1,381,213	24,638,643
Northern Star Resources Ltd.	2,957,917	24,097,764
Perseus Mining Ltd.	8,004,800	8,892,346
Pilbara Minerals Ltd.	520,900	1,712,023
Ramelius Resources Ltd.	7,269,300	6,181,159
Regis Resources Ltd.(1)	2,122,300	2,616,386
Resolute Mining Ltd.(1)(2)	17,843,600	4,691,264
West African Resources Ltd.(1)	5,180,100	3,026,289
Westgold Resources Ltd.(1)	6,577,200	6,383,060
		107,718,002
Canada — 49.2%
Agnico Eagle Mines Ltd.	197,634	9,868,646
Agnico Eagle Mines Ltd. (New York)	598,773	29,926,674
Alamos Gold, Inc. (New York), Class A	942,400	11,233,408
Aris Mining Corp.	720,400	1,734,724
B2Gold Corp. (New York)	5,204,200	18,578,994
Barrick Gold Corp.	1,563,120	26,463,622
Calibre Mining Corp.(1)	4,072,800	4,273,404
China Gold International Resources Corp. Ltd.	417,100	1,577,408
Dundee Precious Metals, Inc.	1,497,500	9,891,017
Eldorado Gold Corp.(1)	151,800	1,533,180
Endeavour Mining PLC	1,123,004	26,914,797
Fortuna Silver Mines, Inc.(1)(2)	2,207,900	7,153,596
Franco-Nevada Corp. (New York)	233,200	33,254,320
IAMGOLD Corp.(1)(2)	3,412,700	8,975,401
K92 Mining, Inc.(1)	423,000	1,836,007
Karora Resources, Inc.(1)	430,600	1,316,422
Kinross Gold Corp. (New York)	2,674,257	12,756,206
Lundin Gold, Inc.	411,500	4,923,401
New Gold, Inc.(1)	2,035,400	2,198,232
Novagold Resources, Inc.(1)	280,600	1,112,021
OceanaGold Corp.	5,291,200	10,424,633
Osisko Gold Royalties Ltd.(2)	322,200	4,952,214
Pan American Silver Corp. (NASDAQ)	349,563	5,096,628
Silvercorp Metals, Inc.(2)	956,500	2,722,027
SSR Mining, Inc.	91,100	1,291,798
Torex Gold Resources, Inc.(1)	689,464	9,794,839
Victoria Gold Corp.(1)	727,300	4,238,351
Wesdome Gold Mines Ltd.(1)	276,800	1,441,721
Wheaton Precious Metals Corp.	534,300	23,092,446
		278,576,137
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	Shares	Value
China — 5.7%
Zhaojin Mining Industry Co. Ltd., H Shares	5,404,500	$6,819,390
Zijin Mining Group Co. Ltd., H Shares	17,334,000	25,669,579
		32,488,969
South Africa — 14.3%
AngloGold Ashanti Ltd., ADR	1,485,176	31,322,362
DRDGOLD Ltd., ADR	812,100	8,624,502
Gold Fields Ltd., ADR	2,600,000	35,958,000
Harmony Gold Mining Co. Ltd., ADR	1,280,500	5,378,100
		81,282,964
United Kingdom — 2.3%
Centamin PLC	6,201,000	7,194,701
Hochschild Mining PLC	3,930,000	3,542,291
Pan African Resources PLC	14,295,500	2,283,480
		13,020,472
United States — 8.8%
Hecla Mining Co.	535,200	2,756,280
Newmont Corp.	654,380	27,915,851
Royal Gold, Inc.	168,421	19,331,362
		50,003,493
TOTAL COMMON STOCKS (Cost $417,912,338)		563,090,037
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds — 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	7,173,977	7,173,977
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.25% - 4.50%, 5/15/38 - 11/15/40, valued at $607,179), in a joint trading account at 5.02%, dated 6/30/23, due 7/3/23 (Delivery value $591,855)		591,608
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $3,271,222), at 5.04%, dated 6/30/23, due 7/3/23 (Delivery value $3,208,347)		3,207,000
		3,798,608
TOTAL SHORT-TERM INVESTMENTS (Cost $10,972,585)		10,972,585
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $428,884,923)		574,062,622
OTHER ASSETS AND LIABILITIES — (1.3)%		(7,152,019)
TOTAL NET ASSETS — 100.0%		$566,910,603

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $10,310,579. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $10,888,801, which includes securities collateral of $3,714,824.

See Notes to Financial Statements.
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Statement of Assets and Liabilities

JUNE 30, 2023
Assets
Investment securities, at value (cost of $421,710,946) — including $10,310,579 of securities on loan	$566,888,645
Investment made with cash collateral received for securities on loan, at value (cost of $7,173,977)	7,173,977
Total investment securities, at value (cost of $428,884,923)	574,062,622
Foreign currency holdings, at value (cost of $470,760)	470,895
Receivable for capital shares sold	158,587
Dividends and interest receivable	65,096
Securities lending receivable	4,428
574,761,628

Liabilities
Disbursements in excess of demand deposit cash	80,554
Payable for collateral received for securities on loan	7,173,977
Payable for capital shares redeemed	279,612
Accrued management fees	308,781
Distribution and service fees payable	8,101
7,851,025

Net Assets	$566,910,603

Net Assets Consist of:
Capital (par value and paid-in surplus)	$567,534,394
Distributable earnings (loss)	(623,791)
$566,910,603

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$496,570,570	48,578,200	$10.22
I Class, $0.01 Par Value	$45,797,339	4,427,238	$10.34
A Class, $0.01 Par Value	$15,750,270	1,577,314	$9.99
C Class, $0.01 Par Value	$2,284,361	241,639	$9.45
R Class, $0.01 Par Value	$6,508,063	659,941	$9.86
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $10.60 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
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Statement of Operations

YEAR ENDED JUNE 30, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,165,132)	$11,675,501
Interest	185,853
Securities lending, net	58,740
11,920,094

Expenses:
Management fees	3,497,020
Distribution and service fees:
A Class	39,932
C Class	26,521
R Class	33,855
Directors' fees and expenses	37,072
Other expenses	181
3,634,581

Net investment income (loss)	8,285,513

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,992,207)
Foreign currency translation transactions	(19,939)
(6,012,146)

Change in net unrealized appreciation (depreciation) on:
Investments	30,058,094
Translation of assets and liabilities in foreign currencies	(3,135)
30,054,959

Net realized and unrealized gain (loss)	24,042,813

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,328,326

See Notes to Financial Statements.
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Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2023 AND JUNE 30, 2022
Increase (Decrease) in Net Assets	June 30, 2023	June 30, 2022
Operations
Net investment income (loss)	$8,285,513	$9,546,398
Net realized gain (loss)	(6,012,146)	(27,369,744)
Change in net unrealized appreciation (depreciation)	30,054,959	(116,701,832)
Net increase (decrease) in net assets resulting from operations	32,328,326	(134,525,178)

Distributions to Shareholders
From earnings:
Investor Class	(6,742,091)	(10,533,623)
I Class	(751,697)	(1,020,391)
A Class	(180,378)	(301,763)
C Class	(11,256)	(37,861)
R Class	(59,822)	(125,151)
Decrease in net assets from distributions	(7,745,244)	(12,018,789)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	12,289,237	(17,012,253)

Net increase (decrease) in net assets	36,872,319	(163,556,220)

Net Assets
Beginning of period	530,038,284	693,594,504
End of period	$566,910,603	$530,038,284

See Notes to Financial Statements.
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Notes to Financial Statements

JUNE 30, 2023

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
15

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$7,173,977	—	—	—	$7,173,977
Gross amount of recognized liabilities for securities lending transactions					$7,173,977
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.
16

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2023 were $336,439,095 and $320,054,270, respectively.
17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	10,247,857	$102,413,453	10,330,701	$127,710,014
Issued in reinvestment of distributions	630,885	6,484,010	910,785	10,126,967
Redeemed	(9,475,487)	(95,100,250)	(11,844,177)	(140,869,540)
	1,403,255	13,797,213	(602,691)	(3,032,559)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	2,085,278	20,330,920	1,557,246	19,232,819
Issued in reinvestment of distributions	72,262	751,583	90,755	1,020,232
Redeemed	(1,834,291)	(18,086,323)	(2,980,620)	(35,853,961)
	323,249	2,996,180	(1,332,619)	(15,600,910)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	546,533	5,391,474	848,416	10,535,940
Issued in reinvestment of distributions	17,502	175,531	27,028	293,579
Redeemed	(810,531)	(7,730,151)	(873,378)	(10,171,868)
	(246,496)	(2,163,146)	2,066	657,651
C Class/Shares Authorized	20,000,000		20,000,000
Sold	21,299	189,816	43,140	490,131
Issued in reinvestment of distributions	1,192	11,256	3,651	37,861
Redeemed	(98,626)	(937,509)	(63,996)	(726,632)
	(76,135)	(736,437)	(17,205)	(198,640)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	232,351	2,261,873	503,491	5,808,594
Issued in reinvestment of distributions	6,040	59,771	11,634	125,141
Redeemed	(416,114)	(3,926,217)	(420,019)	(4,771,530)
	(177,723)	(1,604,573)	95,106	1,162,205
Net increase (decrease)	1,226,150	$12,289,237	(1,855,343)	$(17,012,253)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$107,718,002	—
Canada	$186,506,719	92,069,418	—
China	—	32,488,969	—
United Kingdom	—	13,020,472	—
Other Countries	131,286,457	—	—
Short-Term Investments	7,173,977	3,798,608	—
	$324,967,153	$249,095,469	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$7,745,244	$12,018,789
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$431,551,093
Gross tax appreciation of investments	$157,493,655
Gross tax depreciation of investments	(14,982,126)
Net tax appreciation (depreciation) of investments	142,511,529
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	65
Net tax appreciation (depreciation)	$142,511,594
Undistributed ordinary income	$682,762
Accumulated short-term capital losses	$(130,726,751)
Accumulated long-term capital losses	$(13,091,396)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.78	0.15	0.43	0.58	(0.14)	$10.22	5.94%	0.66%	1.51%	59%	$496,571
2022	$12.37	0.17	(2.54)	(2.37)	(0.22)	$9.78	(19.33)%	0.65%	1.46%	57%	$461,236
2021	$13.64	0.13	(1.26)	(1.13)	(0.14)	$12.37	(8.30)%	0.66%	0.96%	105%	$590,853
2020	$9.76	0.04	3.94	3.98	(0.10)	$13.64	41.12%	0.67%	0.35%	50%	$644,946
2019	$8.58	0.07	1.11	1.18	—	$9.76	13.75%	0.67%	0.84%	47%	$398,804
I Class
2023	$9.89	0.17	0.44	0.61	(0.16)	$10.34	6.18%	0.46%	1.71%	59%	$45,797
2022	$12.51	0.20	(2.57)	(2.37)	(0.25)	$9.89	(19.20)%	0.45%	1.66%	57%	$40,601
2021	$13.79	0.16	(1.27)	(1.11)	(0.17)	$12.51	(8.10)%	0.46%	1.16%	105%	$68,014
2020	$9.88	0.06	3.98	4.04	(0.13)	$13.79	41.34%	0.47%	0.55%	50%	$74,730
2019	$8.67	0.08	1.13	1.21	—	$9.88	13.96%	0.47%	1.04%	47%	$30,608
A Class
2023	$9.55	0.12	0.44	0.56	(0.12)	$9.99	5.81%	0.91%	1.26%	59%	$15,750
2022	$12.09	0.14	(2.48)	(2.34)	(0.20)	$9.55	(19.57)%	0.90%	1.21%	57%	$17,423
2021	$13.33	0.10	(1.23)	(1.13)	(0.11)	$12.09	(8.51)%	0.91%	0.71%	105%	$22,022
2020	$9.54	0.01	3.85	3.86	(0.07)	$13.33	40.72%	0.92%	0.10%	50%	$15,798
2019	$8.40	0.05	1.09	1.14	—	$9.54	13.57%	0.92%	0.59%	47%	$10,311

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2023	$9.05	0.05	0.39	0.44	(0.04)	$9.45	4.84%	1.66%	0.51%	59%	$2,284
2022	$11.46	0.05	(2.34)	(2.29)	(0.12)	$9.05	(20.13)%	1.65%	0.46%	57%	$2,875
2021	$12.63	(0.01)	(1.15)	(1.16)	(0.01)	$11.46	(9.18)%	1.66%	(0.04)%	105%	$3,838
2020	$9.04	(0.07)	3.66	3.59	—	$12.63	39.71%	1.67%	(0.65)%	50%	$4,628
2019	$8.03	(0.01)	1.02	1.01	—	$9.04	12.58%	1.67%	(0.16)%	47%	$2,994
R Class
2023	$9.44	0.10	0.41	0.51	(0.09)	$9.86	5.39%	1.16%	1.01%	59%	$6,508
2022	$11.94	0.11	(2.44)	(2.33)	(0.17)	$9.44	(19.69)%	1.15%	0.96%	57%	$7,904
2021	$13.17	0.06	(1.22)	(1.16)	(0.07)	$11.94	(8.79)%	1.16%	0.46%	105%	$8,868
2020	$9.42	(0.01)	3.80	3.79	(0.04)	$13.17	40.44%	1.17%	(0.15)%	50%	$10,464
2019	$8.32	0.02	1.08	1.10	—	$9.42	13.22%	1.17%	0.34%	47%	$5,573

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Gold Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Gold Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	83	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2023.

For corporate taxpayers, the fund hereby designates $2,444,686, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2023 as qualified for the corporate dividends received deduction.

For the fiscal year ended June 30, 2023, the fund intends to pass through to shareholders foreign source income of $9,888,281 and foreign taxes paid of $1,054,502, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2023 are $0.1782 and $0.0190, respectively.

33

Notes

34

Notes

35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 2308

Annual Report

June 30, 2023

Small Company Fund
Investor Class (ASQIX)
I Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)
R5 Class (ASQGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Rally Generated Strong Fiscal-Year Returns

After ending 2022 with modest six-month gains, stocks rallied in the first half of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.
Inflation’s pace steadily slowed during the period, which, combined with mounting recession worries, prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still above target and the labor market resilient, policymakers continued to raise rates.

A new challenge emerged in March when several high-profile banks failed. Market unrest escalated, but quick action from regulators helped restore order. Nevertheless, heightened uncertainty surrounding the banking industry and credit availability further fueled recession fears. These worries strengthened investor expectations for a near-term end to central bank tightening and potential rate cuts later in the year.
The Fed, which announced its 10th-consecutive rate hike in May, paused its tightening campaign in June. However, citing still-high inflation and still-strong economic data, policymakers hinted the pause wasn’t permanent. Expectations for rate cuts faded, but many market participants shifted their focus to a potential soft-landing scenario.

Overall, robust performance in the second half of the period propelled the S&P 500 Index to a 12-month return of nearly 20%. U.S. stocks outpaced non-U.S. stocks, large-cap stocks generally outperformed small caps, and growth significantly outperformed value.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.
We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	12.72%	3.26%	6.90%	—	7/31/98
Russell 2000 Index	—	12.31%	4.21%	8.25%	—	—
I Class	ASCQX	12.93%	3.48%	7.12%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		12.37%	3.01%	6.65%	—
With sales charge		5.91%	1.80%	6.02%	—
C Class	ASQCX	11.52%	2.24%	5.84%	—	3/1/10
R Class	ASCRX	12.14%	2.76%	6.38%	—	8/29/03
R5 Class	ASQGX	12.92%	3.47%	—	5.12%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2023
Investor Class — $19,492

Russell 2000 Index — $22,106

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.85%	0.65%	1.10%	1.85%	1.35%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Yulin Long and Arun Daniel

In March 2023, Yulin Long joined the fund’s management team. Steven Rossi and Guan Wang are no longer with the firm.

Performance Summary

Small Company returned 12.72%* for the 12-month period ended June 30, 2023. The fund’s benchmark, the Russell 2000 Index, returned 12.31% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Financials and Industrials Contributed

The market’s performance during this period was heavily influenced by declining inflation, tightening monetary policy and anticipation of the end of the Federal Reserve’s rate-hiking program. Uncertainty about the direction of the economy and the likelihood of a soft landing also played a role.

Stock selection drove the fund’s outperformance in the financials and industrials sectors. In financials, favorable stock decisions were supplemented by an underweight to the banking industry, which was hurt by the crisis in regional banks early in 2023. Not owning a number of the poorest-performing banks was especially beneficial. In the insurance industry, the fund’s position in Kinsale Capital Group, a specialty property and casualty insurer, was advantageous. The company has posted healthy earnings growth due in part to its disciplined underwriting and accelerating premium growth.

In industrials, Atkore and Encore Wire contributed most in the electrical equipment industry. Atkore delivered better-than-expected margins on solid pricing execution. It also benefited from data center and chip fabrication projects and from a rebound in metal electrical conduit product volumes in the U.S. Builders FirstSource, which is not in the benchmark, was the primary contributor in the building products industry. The company benefited from increased sales due to remodeling demand and from cost synergies, and this resulted in positive earnings surprises and rising estimates of future earnings.

Health Care and Information Technology Hampered Relative Returns

Stock selection in the health care and information technology sectors was the leading detractor from performance. A lack of exposure to Prometheus Biosciences in the biotechnology industry hurt returns as shares benefited from an announcement that the company would be acquired by Merck & Co. The fund’s position in Exelixis also detracted. Stock selection in the pharmaceuticals industry was detrimental as well, with shares of Corcept Therapeutics hampering relative returns most. The company’s revenues have continued to grow, but expenses, including research and development and sales and marketing, have hurt the bottom line.

In the information technology sector, stock selection in the semiconductors and semiconductor equipment industry was the leading detractor. A position in Semtech hurt returns most as the company has posted losses in recent quarters due largely to rising costs. An underweight to the electronic equipment, instruments and components industry was also detrimental to performance compared with the benchmark.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

JUNE 30, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Short-Term Investments	1.0%
Other Assets and Liabilities	(0.4)%

Top Five Industries	% of net assets
Software	6.9%
Banks	6.0%
Oil, Gas and Consumable Fuels	4.9%
Professional Services	4.8%
Biotechnology	4.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period(1) 1/1/23 - 6/30/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,087.20	$4.45	0.86%
I Class	$1,000	$1,088.40	$3.42	0.66%
A Class	$1,000	$1,085.70	$5.74	1.11%
C Class	$1,000	$1,081.90	$9.60	1.86%
R Class	$1,000	$1,084.80	$7.03	1.36%
R5 Class	$1,000	$1,087.50	$3.42	0.66%
Hypothetical
Investor Class	$1,000	$1,020.53	$4.31	0.86%
I Class	$1,000	$1,021.52	$3.31	0.66%
A Class	$1,000	$1,019.29	$5.56	1.11%
C Class	$1,000	$1,015.57	$9.30	1.86%
R Class	$1,000	$1,018.05	$6.81	1.36%
R5 Class	$1,000	$1,021.52	$3.31	0.66%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

JUNE 30, 2023

	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 0.3%
AAR Corp.(1)	8,185	$472,766
Automobile Components — 0.4%
American Axle & Manufacturing Holdings, Inc.(1)	14,077	116,417
Dorman Products, Inc.(1)	2,056	162,075
Fox Factory Holding Corp.(1)	2,726	295,798
		574,290
Automobiles — 0.4%
Winnebago Industries, Inc.(2)	9,875	658,564
Banks — 6.0%
Atlantic Union Bankshares Corp.	9,678	251,144
Bancorp, Inc.(1)	15,897	519,037
Bank of NT Butterfield & Son Ltd.	8,459	231,438
Bank OZK	7,590	304,814
Banner Corp.	4,115	179,702
Eagle Bancorp, Inc.	5,754	121,755
East West Bancorp, Inc.	7,002	369,636
Enterprise Financial Services Corp.	5,833	228,070
First BanCorp	29,018	354,600
First Financial Bancorp	17,005	347,582
Hilltop Holdings, Inc.	13,668	429,995
Home BancShares, Inc.	17,757	404,860
Independent Bank Corp.	9,635	428,854
International Bancshares Corp.	7,291	322,262
National Bank Holdings Corp., Class A	7,148	207,578
Northwest Bancshares, Inc.	36,751	389,561
OFG Bancorp	28,213	735,795
Pacific Premier Bancorp, Inc.	20,652	427,083
Pathward Financial, Inc.	10,629	492,760
Popular, Inc.	8,249	499,230
Premier Financial Corp.	9,132	146,295
Renasant Corp.	11,771	307,576
SouthState Corp.	8,457	556,471
Stellar Bancorp, Inc.	9,115	208,642
TriCo Bancshares	7,201	239,073
United Community Banks, Inc.	5,407	135,121
Veritex Holdings, Inc.	6,729	120,651
Wintrust Financial Corp.	5,273	382,925
		9,342,510
Beverages — 1.4%
Celsius Holdings, Inc.(1)	5,934	885,293
Coca-Cola Consolidated, Inc.	2,096	1,333,098
		2,218,391
Biotechnology — 4.2%
ACADIA Pharmaceuticals, Inc.(1)	16,004	383,296
Alkermes PLC(1)	14,929	467,278
Amicus Therapeutics, Inc.(1)	31,296	393,078
9

	Shares	Value
Biohaven Ltd.(1)	10,578	$253,026
Exelixis, Inc.(1)	59,946	1,145,568
Halozyme Therapeutics, Inc.(1)	11,292	407,302
Ironwood Pharmaceuticals, Inc.(1)	87,370	929,617
Karuna Therapeutics, Inc.(1)	2,702	585,928
PTC Therapeutics, Inc.(1)	13,567	551,770
Veracyte, Inc.(1)	11,560	294,433
Vericel Corp.(1)	6,647	249,728
Vir Biotechnology, Inc.(1)	37,678	924,241
		6,585,265
Broadline Retail — 0.7%
Dillard's, Inc., Class A(2)	1,251	408,176
Nordstrom, Inc.	32,269	660,547
		1,068,723
Building Products — 2.8%
American Woodmark Corp.(1)	4,247	324,344
Builders FirstSource, Inc.(1)	4,935	671,160
Masonite International Corp.(1)	1,669	170,972
PGT Innovations, Inc.(1)	10,411	303,481
Quanex Building Products Corp.	14,987	402,401
Resideo Technologies, Inc.(1)	30,764	543,292
Simpson Manufacturing Co., Inc.	1,316	182,266
UFP Industries, Inc.	18,804	1,824,928
		4,422,844
Capital Markets — 2.3%
BGC Partners, Inc., Class A	57,061	252,780
Cohen & Steers, Inc.	7,522	436,201
Hamilton Lane, Inc., Class A	14,829	1,186,023
Open Lending Corp., Class A(1)	43,423	456,376
PJT Partners, Inc., Class A(2)	14,029	976,980
Victory Capital Holdings, Inc., Class A	10,137	319,721
		3,628,081
Chemicals — 1.4%
AdvanSix, Inc.	13,185	461,211
Ingevity Corp.(1)	4,922	286,264
Livent Corp.(1)(2)	43,382	1,189,968
Mativ Holdings, Inc.	12,867	194,549
		2,131,992
Commercial Services and Supplies — 1.1%
ABM Industries, Inc.	11,238	479,301
Brink's Co.	5,181	351,427
Clean Harbors, Inc.(1)	1,618	266,048
Enviri Corp.(1)	15,603	154,002
MillerKnoll, Inc.	19,085	282,076
Steelcase, Inc., Class A	20,072	154,755
		1,687,609
Communications Equipment — 1.5%
Extreme Networks, Inc.(1)	40,681	1,059,740
Infinera Corp.(1)	114,336	552,243
Viavi Solutions, Inc.(1)	70,762	801,733
		2,413,716
Construction and Engineering — 2.2%
EMCOR Group, Inc.	4,287	792,152
10

	Shares	Value
Primoris Services Corp.	17,837	$543,493
Sterling Infrastructure, Inc.(1)	19,064	1,063,771
WillScot Mobile Mini Holdings Corp.(1)	20,745	991,404
		3,390,820
Consumer Finance — 1.0%
Bread Financial Holdings, Inc.	7,593	238,344
Credit Acceptance Corp.(1)	645	327,615
Green Dot Corp., Class A(1)	10,556	197,820
Navient Corp.	31,314	581,814
OneMain Holdings, Inc.	4,993	218,144
		1,563,737
Consumer Staples Distribution & Retail — 2.4%
Andersons, Inc.	12,742	588,043
Ingles Markets, Inc., Class A	15,512	1,282,067
SpartanNash Co.	10,628	239,236
Sprouts Farmers Market, Inc.(1)	31,757	1,166,435
United Natural Foods, Inc.(1)	5,713	111,689
Weis Markets, Inc.	6,087	390,846
		3,778,316
Diversified Consumer Services — 1.1%
Frontdoor, Inc.(1)	33,238	1,060,292
Graham Holdings Co., Class B	1,112	635,486
		1,695,778
Diversified REITs — 0.1%
Empire State Realty Trust, Inc., Class A	19,021	142,467
Diversified Telecommunication Services — 0.6%
Cogent Communications Holdings, Inc.	4,930	331,740
EchoStar Corp., Class A(1)	13,716	237,835
Liberty Latin America Ltd., Class C(1)	33,952	292,666
		862,241
Electric Utilities — 0.3%
Otter Tail Corp.(2)	5,386	425,279
Electrical Equipment — 2.1%
Atkore, Inc.(1)	13,679	2,133,103
Encore Wire Corp.	4,350	808,796
Vicor Corp.(1)	5,922	319,788
		3,261,687
Electronic Equipment, Instruments and Components — 1.5%
Advanced Energy Industries, Inc.	2,416	269,263
Arlo Technologies, Inc.(1)	44,694	487,611
Avnet, Inc.	8,253	416,364
Benchmark Electronics, Inc.	15,607	403,129
ScanSource, Inc.(1)	8,653	255,783
TTM Technologies, Inc.(1)	32,360	449,804
		2,281,954
Energy Equipment and Services — 2.6%
Archrock, Inc.	22,891	234,633
ChampionX Corp.	28,460	883,398
NexTier Oilfield Solutions, Inc.(1)	25,836	230,974
Oceaneering International, Inc.(1)	38,408	718,230
RPC, Inc.	45,846	327,799
Tidewater, Inc.(1)	4,771	264,504
11

	Shares	Value
US Silica Holdings, Inc.(1)	25,576	$310,237
Weatherford International PLC(1)	17,308	1,149,597
		4,119,372
Entertainment — 0.1%
Madison Square Garden Sports Corp.	1,217	228,857
Financial Services — 1.6%
Essent Group Ltd.	15,039	703,825
Federal Agricultural Mortgage Corp., Class C	2,850	409,659
International Money Express, Inc.(1)	4,866	119,363
NMI Holdings, Inc., Class A(1)	16,133	416,554
Radian Group, Inc.	34,502	872,211
		2,521,612
Food Products — 1.0%
Cal-Maine Foods, Inc.	7,664	344,880
Fresh Del Monte Produce, Inc.	12,669	325,720
Lancaster Colony Corp.	1,994	400,973
TreeHouse Foods, Inc.(1)	10,973	552,820
		1,624,393
Gas Utilities — 0.5%
Brookfield Infrastructure Corp., Class A	7,759	353,655
ONE Gas, Inc.	4,732	363,465
		717,120
Ground Transportation — 0.6%
ArcBest Corp.	4,106	405,673
Ryder System, Inc.	5,463	463,208
		868,881
Health Care Equipment and Supplies — 3.6%
Avanos Medical, Inc.(1)	11,888	303,857
Haemonetics Corp.(1)	6,894	586,955
Inari Medical, Inc.(1)	11,751	683,203
Inspire Medical Systems, Inc.(1)	1,447	469,754
iRhythm Technologies, Inc.(1)	1,726	180,056
Lantheus Holdings, Inc.(1)	14,727	1,235,890
LivaNova PLC(1)	6,121	314,803
Merit Medical Systems, Inc.(1)	4,155	347,524
Shockwave Medical, Inc.(1)	3,845	1,097,402
STAAR Surgical Co.(1)	7,210	379,030
		5,598,474
Health Care Providers and Services — 3.4%
Accolade, Inc.(1)	10,000	134,700
Addus HomeCare Corp.(1)	3,584	332,237
AMN Healthcare Services, Inc.(1)	9,374	1,022,891
Cross Country Healthcare, Inc.(1)	11,400	320,112
Enhabit, Inc.(1)	12,460	143,290
Fulgent Genetics, Inc.(1)	3,790	140,344
HealthEquity, Inc.(1)	7,337	463,258
National HealthCare Corp.	7,850	485,287
Option Care Health, Inc.(1)	39,247	1,275,135
Progyny, Inc.(1)	19,589	770,631
R1 RCM, Inc.(1)	10,264	189,371
		5,277,256
Health Care REITs — 0.5%
CareTrust REIT, Inc.	22,120	439,303
12

	Shares	Value
Community Healthcare Trust, Inc.	10,120	$334,163
		773,466
Health Care Technology — 0.3%
Evolent Health, Inc., Class A(1)	6,338	192,041
Teladoc Health, Inc.(1)	12,756	322,982
		515,023
Hotel & Resort REITs — 0.8%
DiamondRock Hospitality Co.	52,075	417,121
Park Hotels & Resorts, Inc.	23,400	299,988
RLJ Lodging Trust	27,017	277,464
Summit Hotel Properties, Inc.	30,513	198,640
		1,193,213
Hotels, Restaurants and Leisure — 3.5%
Bloomin' Brands, Inc.	38,022	1,022,412
Brinker International, Inc.(1)	9,236	338,038
Golden Entertainment, Inc.(1)	6,934	289,841
Monarch Casino & Resort, Inc.	7,166	504,845
Red Rock Resorts, Inc., Class A	20,266	948,043
SeaWorld Entertainment, Inc.(1)	14,591	817,242
Texas Roadhouse, Inc.	6,247	701,413
Wingstop, Inc.	3,768	754,203
		5,376,037
Household Durables — 2.3%
Beazer Homes USA, Inc.(1)	6,405	181,197
La-Z-Boy, Inc.	14,182	406,173
M/I Homes, Inc.(1)	5,593	487,654
MDC Holdings, Inc.	5,820	272,201
Meritage Homes Corp.	4,128	587,291
Skyline Champion Corp.(1)	6,129	401,143
Taylor Morrison Home Corp.(1)	12,618	615,380
Tri Pointe Homes, Inc.(1)	18,355	603,145
		3,554,184
Industrial REITs — 0.1%
Plymouth Industrial REIT, Inc.	7,120	163,902
Insurance — 3.9%
Ambac Financial Group, Inc.(1)	15,075	214,668
American Equity Investment Life Holding Co.	18,555	966,901
Genworth Financial, Inc., Class A(1)	56,823	284,115
Goosehead Insurance, Inc., Class A(1)	6,257	393,503
James River Group Holdings Ltd.	9,325	170,275
Kinsale Capital Group, Inc.	5,544	2,074,565
Palomar Holdings, Inc.(1)	9,837	570,939
Reinsurance Group of America, Inc.	2,079	288,337
Stewart Information Services Corp.	6,775	278,723
Unum Group	16,422	783,329
		6,025,355
Interactive Media and Services — 0.9%
Cargurus, Inc.(1)	19,548	442,371
Yelp, Inc.(1)	24,917	907,228
		1,349,599
IT Services — 0.1%
Grid Dynamics Holdings, Inc.(1)	14,775	136,669
13

	Shares	Value
Leisure Products — 0.4%
Malibu Boats, Inc., Class A(1)	6,769	$397,070
Vista Outdoor, Inc.(1)	8,702	240,784
		637,854
Life Sciences Tools and Services — 1.5%
10X Genomics, Inc., Class A(1)	13,404	748,479
Medpace Holdings, Inc.(1)	3,232	776,230
Repligen Corp.(1)	5,690	804,907
		2,329,616
Machinery — 1.9%
Hillenbrand, Inc.	12,035	617,155
Manitowoc Co., Inc.(1)	7,683	144,671
Mueller Industries, Inc.	20,511	1,790,200
Proto Labs, Inc.(1)	3,447	120,507
Titan International, Inc.(1)	25,141	288,619
		2,961,152
Marine Transportation — 1.1%
Golden Ocean Group Ltd. (NASDAQ)	32,706	246,930
Matson, Inc.	19,783	1,537,733
		1,784,663
Media — 0.6%
Clear Channel Outdoor Holdings, Inc.(1)	211,609	289,904
Magnite, Inc.(1)	13,174	179,825
Scholastic Corp.	3,699	143,854
TEGNA, Inc.	21,581	350,476
		964,059
Metals and Mining — 1.9%
Alpha Metallurgical Resources, Inc.	5,268	865,849
Constellium SE(1)	8,373	144,016
Ryerson Holding Corp.	10,911	473,319
Schnitzer Steel Industries, Inc., Class A	11,807	354,092
SunCoke Energy, Inc.	29,516	232,291
TimkenSteel Corp.(1)	29,100	627,687
Warrior Met Coal, Inc.	6,871	267,625
		2,964,879
Office REITs — 1.2%
Corporate Office Properties Trust	12,344	293,170
Easterly Government Properties, Inc.	23,404	339,358
Equity Commonwealth	31,746	643,174
Highwoods Properties, Inc.	16,368	391,359
Paramount Group, Inc.	59,659	264,289
		1,931,350
Oil, Gas and Consumable Fuels — 4.9%
Arch Resources, Inc.	2,408	271,526
CVR Energy, Inc.	35,766	1,071,549
Delek US Holdings, Inc.	6,459	154,693
Kinetik Holdings, Inc.	3,176	111,605
Magnolia Oil & Gas Corp., Class A	22,946	479,571
Murphy Oil Corp.	12,376	474,001
Ovintiv, Inc.	13,873	528,145
PBF Energy, Inc., Class A	27,114	1,110,047
Peabody Energy Corp.	21,902	474,397
14

	Shares	Value
Permian Resources Corp.	32,833	$359,850
REX American Resources Corp.(1)	15,123	526,432
SM Energy Co.	29,159	922,299
Talos Energy, Inc.(1)	31,289	433,978
Vital Energy, Inc.(1)(2)	6,492	293,114
World Kinect Corp.	17,232	356,358
		7,567,565
Paper and Forest Products — 0.4%
Clearwater Paper Corp.(1)	4,225	132,327
Louisiana-Pacific Corp.	6,987	523,885
		656,212
Pharmaceuticals — 2.5%
Axsome Therapeutics, Inc.(1)(2)	3,893	279,751
Collegium Pharmaceutical, Inc.(1)	14,715	316,225
Corcept Therapeutics, Inc.(1)	44,191	983,250
Jazz Pharmaceuticals PLC(1)	8,937	1,107,920
Supernus Pharmaceuticals, Inc.(1)	38,540	1,158,512
		3,845,658
Professional Services — 4.8%
Conduent, Inc.(1)	43,897	149,250
CRA International, Inc.	1,191	121,482
ExlService Holdings, Inc.(1)	2,588	390,943
Franklin Covey Co.(1)	7,611	332,448
Heidrick & Struggles International, Inc.	5,218	138,120
Insperity, Inc.	13,656	1,624,518
Kelly Services, Inc., Class A	13,998	246,505
Kforce, Inc.	8,718	546,270
Maximus, Inc.	3,990	337,195
Resources Connection, Inc.	49,512	777,833
TriNet Group, Inc.(1)	16,449	1,562,162
Upwork, Inc.(1)	27,828	259,914
Verra Mobility Corp.(1)	45,901	905,168
		7,391,808
Real Estate Management and Development — 0.8%
Compass, Inc., Class A(1)	31,628	110,698
eXp World Holdings, Inc.(2)	25,007	507,142
Jones Lang LaSalle, Inc.(1)	4,077	635,197
		1,253,037
Retail REITs — 0.4%
Macerich Co.	41,344	465,947
NNN REIT, Inc.	2,216	94,823
		560,770
Semiconductors and Semiconductor Equipment — 2.9%
Amkor Technology, Inc.	15,468	460,173
FormFactor, Inc.(1)	9,523	325,877
MaxLinear, Inc.(1)	32,120	1,013,707
Onto Innovation, Inc.(1)	4,585	534,015
Power Integrations, Inc.	7,678	726,876
Rambus, Inc.(1)	8,509	546,023
Semtech Corp.(1)	17,002	432,871
Veeco Instruments, Inc.(1)	18,528	475,799
		4,515,341
15

	Shares	Value
Software — 6.9%
8x8, Inc.(1)	83,086	$351,454
Alarm.com Holdings, Inc.(1)	14,756	762,590
Appfolio, Inc., Class A(1)	3,115	536,216
Box, Inc., Class A(1)	54,450	1,599,741
CommVault Systems, Inc.(1)	16,368	1,188,644
Dropbox, Inc., Class A(1)	25,922	691,340
Ebix, Inc.	6,377	160,700
LiveRamp Holdings, Inc.(1)	12,708	362,941
Model N, Inc.(1)	12,801	452,643
Nutanix, Inc., Class A(1)	12,005	336,740
Qualys, Inc.(1)	1,983	256,144
Rapid7, Inc.(1)	9,605	434,914
Sprout Social, Inc., Class A(1)	9,459	436,628
SPS Commerce, Inc.(1)	7,417	1,424,509
Tenable Holdings, Inc.(1)	19,981	870,173
Teradata Corp.(1)	7,003	374,030
Varonis Systems, Inc.(1)	21,179	564,420
		10,803,827
Specialized REITs — 0.1%
Four Corners Property Trust, Inc.	5,283	134,188
Specialty Retail — 3.4%
American Eagle Outfitters, Inc.	30,975	365,505
America's Car-Mart, Inc.(1)	1,701	169,726
Asbury Automotive Group, Inc.(1)	2,737	658,029
AutoNation, Inc.(1)	2,970	488,892
Chico's FAS, Inc.(1)	61,078	326,767
Foot Locker, Inc.(2)	5,491	148,861
Group 1 Automotive, Inc.	4,809	1,241,203
Murphy USA, Inc.	3,109	967,241
Signet Jewelers Ltd.	8,707	568,219
Upbound Group, Inc.	10,162	316,343
		5,250,786
Technology Hardware, Storage and Peripherals — 1.2%
Pure Storage, Inc., Class A(1)	38,717	1,425,560
Xerox Holdings Corp.	26,904	400,600
		1,826,160
Textiles, Apparel and Luxury Goods — 0.8%
Crocs, Inc.(1)	9,220	1,036,697
G-III Apparel Group Ltd.(1)	8,617	166,049
		1,202,746
Trading Companies and Distributors — 1.8%
BlueLinx Holdings, Inc.(1)	5,143	482,311
Boise Cascade Co.	22,344	2,018,780
DXP Enterprises, Inc.(1)	2,274	82,796
Titan Machinery, Inc.(1)	5,654	166,793
		2,750,680
Water Utilities — 0.2%
California Water Service Group	5,262	271,677
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	19,215	158,139
TOTAL COMMON STOCKS (Cost $133,197,895)		154,412,610
16

	Shares	Value
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,098	$2,098
State Street Navigator Securities Lending Government Money Market Portfolio(3)	802,228	802,228
		804,326
Repurchase Agreements — 0.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.25% - 4.50%, 5/15/38 - 11/15/40, valued at $110,911), in a joint trading account at 5.02%, dated 6/30/23, due 7/3/23 (Delivery value $108,111)		108,066
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 5/15/53, valued at $596,777), at 5.04%, dated 6/30/23, due 7/3/23 (Delivery value $585,246)		585,000
		693,066
TOTAL SHORT-TERM INVESTMENTS (Cost $1,497,392)		1,497,392
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $134,695,287)		155,910,002
OTHER ASSETS AND LIABILITIES — (0.4)%		(557,254)
TOTAL NET ASSETS — 100.0%		$155,352,748

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,122,708. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,182,349, which includes securities collateral of $3,380,121.

See Notes to Financial Statements.
17

Statement of Assets and Liabilities

JUNE 30, 2023
Assets
Investment securities, at value (cost of $133,893,059) — including $4,122,708 of securities on loan	$155,107,774
Investment made with cash collateral received for securities on loan, at value (cost of $802,228)	802,228
Total investment securities, at value (cost of $134,695,287)	155,910,002
Receivable for investments sold	444,171
Receivable for capital shares sold	5,894
Dividends and interest receivable	75,997
Securities lending receivable	989
156,437,053

Liabilities
Payable for collateral received for securities on loan	802,228
Payable for capital shares redeemed	174,178
Accrued management fees	105,027
Distribution and service fees payable	2,872
1,084,305

Net Assets	$155,352,748

Net Assets Consist of:
Capital (par value and paid-in surplus)	$158,037,874
Distributable earnings (loss)	(2,685,126)
$155,352,748

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$137,734,672	9,885,916	$13.93
I Class, $0.01 Par Value	$6,387,213	455,352	$14.03
A Class, $0.01 Par Value	$8,017,130	595,466	$13.46
C Class, $0.01 Par Value	$373,200	30,356	$12.29
R Class, $0.01 Par Value	$2,415,792	186,571	$12.95
R5 Class, $0.01 Par Value	$424,741	30,242	$14.04
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $14.28 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
18

Statement of Operations

YEAR ENDED JUNE 30, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,567)	$2,050,958
Interest	40,289
Securities lending, net	8,740
2,099,987

Expenses:
Management fees	1,306,272
Distribution and service fees:
A Class	21,065
C Class	3,704
R Class	11,822
Directors' fees and expenses	10,545
Other expenses	93
1,353,501

Net investment income (loss)	746,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,775,982)
Futures contract transactions	(120,013)
(1,895,995)

Change in net unrealized appreciation (depreciation) on investments	19,435,767

Net realized and unrealized gain (loss)	17,539,772

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,286,258

See Notes to Financial Statements.
19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2023 AND JUNE 30, 2022
Increase (Decrease) in Net Assets	June 30, 2023	June 30, 2022
Operations
Net investment income (loss)	$746,486	$654,040
Net realized gain (loss)	(1,895,995)	1,580,019
Change in net unrealized appreciation (depreciation)	19,435,767	(50,083,673)
Net increase (decrease) in net assets resulting from operations	18,286,258	(47,849,614)

Distributions to Shareholders
From earnings:
Investor Class	(562,664)	(30,335,909)
I Class	(37,276)	(1,428,164)
A Class	(14,932)	(2,023,235)
C Class	—	(122,842)
R Class	(2,308)	(560,014)
R5 Class	(2,625)	(71,696)
Decrease in net assets from distributions	(619,805)	(34,541,860)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,537,736)	10,957,555

Net increase (decrease) in net assets	3,128,717	(71,433,919)

Net Assets
Beginning of period	152,224,031	223,657,950
End of period	$155,352,748	$152,224,031

See Notes to Financial Statements.
20

Notes to Financial Statements

JUNE 30, 2023

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$802,228	—	—	—	$802,228
Gross amount of recognized liabilities for securities lending transactions					$802,228
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

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The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.85%
I Class		0.0500% to 0.1100%	0.65%
A Class		0.2500% to 0.3100%	0.85%
C Class		0.2500% to 0.3100%	0.85%
R Class		0.2500% to 0.3100%	0.85%
R5 Class		0.0500% to 0.1100%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $472,537 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(16,609) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2023 were $182,800,554 and $195,672,560, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2023		Year ended June 30, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		40,000,000
Sold	404,821	$5,351,168	566,125	$9,898,901
Issued in reinvestment of distributions	41,460	540,646	1,815,552	28,979,901
Redeemed	(1,394,755)	(18,314,182)	(1,687,634)	(28,391,812)
	(948,474)	(12,422,368)	694,043	10,486,990
I Class/Shares Authorized	40,000,000		40,000,000
Sold	91,978	1,226,793	76,265	1,426,742
Issued in reinvestment of distributions	2,834	37,225	88,710	1,426,219
Redeemed	(120,088)	(1,597,192)	(162,319)	(2,777,438)
	(25,276)	(333,174)	2,656	75,523
A Class/Shares Authorized	30,000,000		30,000,000
Sold	65,906	840,292	113,792	1,873,187
Issued in reinvestment of distributions	1,146	14,458	128,136	1,976,088
Redeemed	(196,165)	(2,476,479)	(209,401)	(3,378,446)
	(129,113)	(1,621,729)	32,527	470,829
C Class/Shares Authorized	20,000,000		20,000,000
Sold	4,161	47,523	1,655	23,705
Issued in reinvestment of distributions	—	—	8,639	122,842
Redeemed	(12,466)	(141,371)	(24,810)	(383,151)
	(8,305)	(93,848)	(14,516)	(236,604)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	43,027	526,683	44,763	688,058
Issued in reinvestment of distributions	190	2,294	37,192	553,411
Redeemed	(56,130)	(686,367)	(73,681)	(1,130,139)
	(12,913)	(157,390)	8,274	111,330
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	17,268	226,907	5,737	109,361
Issued in reinvestment of distributions	200	2,625	4,453	71,696
Redeemed	(10,032)	(138,759)	(8,087)	(131,570)
	7,436	90,773	2,103	49,487
Net increase (decrease)	(1,116,645)	$(14,537,736)	725,087	$10,957,555

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$154,412,610	—	—
Short-Term Investments	804,326	$693,066	—
	$155,216,936	$693,066	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $2,236,665 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2023, the effect of equity price risk derivative instruments on the Statement of Operations was $(120,013) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$619,805	$1,773,346
Long-term capital gains	—	$32,768,514

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-
basis were as follows:

Federal tax cost of investments	$135,638,660
Gross tax appreciation of investments	$25,819,498
Gross tax depreciation of investments	(5,548,156)
Net tax appreciation (depreciation) of investments	$20,271,342
Undistributed ordinary income	$31,415
Accumulated short-term capital losses	$(22,987,883)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$12.41	0.07	1.51	1.58	(0.06)	—	(0.06)	$13.93	12.72%	0.86%	0.50%	119%	$137,735
2022	$19.38	0.06	(3.92)	(3.86)	(0.05)	(3.06)	(3.11)	$12.41	(23.44)%	0.85%	0.35%	205%	$134,507
2021	$12.10	0.02	7.29	7.31	(0.03)	—	(0.03)	$19.38	60.46%	0.86%	0.13%	142%	$196,473
2020	$13.28	0.06	(1.14)	(1.08)	(0.10)	—	(0.10)	$12.10	(8.19)%	0.87%	0.45%	140%	$133,205
2019	$16.17	0.04	(1.39)	(1.35)	(0.01)	(1.53)	(1.54)	$13.28	(7.66)%	0.87%	0.30%	99%	$566,025
I Class
2023	$12.50	0.09	1.52	1.61	(0.08)	—	(0.08)	$14.03	12.93%	0.66%	0.70%	119%	$6,387
2022	$19.49	0.09	(3.94)	(3.85)	(0.08)	(3.06)	(3.14)	$12.50	(23.27)%	0.65%	0.55%	205%	$6,007
2021	$12.16	0.05	7.33	7.38	(0.05)	—	(0.05)	$19.49	60.82%	0.66%	0.33%	142%	$9,315
2020	$13.36	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.16	(7.97)%	0.67%	0.65%	140%	$8,376
2019	$16.26	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.36	(7.50)%	0.67%	0.50%	99%	$18,293
A Class
2023	$12.00	0.03	1.45	1.48	(0.02)	—	(0.02)	$13.46	12.37%	1.11%	0.25%	119%	$8,017
2022	$18.83	0.02	(3.78)	(3.76)	(0.01)	(3.06)	(3.07)	$12.00	(23.61)%	1.10%	0.10%	205%	$8,693
2021	$11.77	(0.02)	7.09	7.07	(0.01)	—	(0.01)	$18.83	60.14%	1.11%	(0.12)%	142%	$13,031
2020	$12.89	0.02	(1.10)	(1.08)	(0.04)	—	(0.04)	$11.77	(8.38)%	1.12%	0.20%	140%	$8,727
2019	$15.78	—(3)	(1.36)	(1.36)	—	(1.53)	(1.53)	$12.89	(7.90)%	1.12%	0.05%	99%	$14,960

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2023	$11.02	(0.06)	1.33	1.27	—	—	—	$12.29	11.52%	1.86%	(0.50)%	119%	$373
2022	$17.66	(0.11)	(3.47)	(3.58)	—	(3.06)	(3.06)	$11.02	(24.14)%	1.85%	(0.65)%	205%	$426
2021	$11.11	(0.13)	6.68	6.55	—	—	—	$17.66	58.87%	1.86%	(0.87)%	142%	$939
2020	$12.22	(0.07)	(1.04)	(1.11)	—	—	—	$11.11	(9.08)%	1.87%	(0.55)%	140%	$762
2019	$15.16	(0.10)	(1.31)	(1.41)	—	(1.53)	(1.53)	$12.22	(8.60)%	1.87%	(0.70)%	99%	$1,508
R Class
2023	$11.56	—(3)	1.40	1.40	(0.01)	—	(0.01)	$12.95	12.14%	1.36%	0.00%(4)	119%	$2,416
2022	$18.29	(0.02)	(3.65)	(3.67)	—	(3.06)	(3.06)	$11.56	(23.81)%	1.35%	(0.15)%	205%	$2,306
2021	$11.45	(0.05)	6.89	6.84	—	—	—	$18.29	59.74%	1.36%	(0.37)%	142%	$3,497
2020	$12.55	(0.01)	(1.07)	(1.08)	(0.02)	—	(0.02)	$11.45	(8.59)%	1.37%	(0.05)%	140%	$7,401
2019	$15.45	(0.03)	(1.34)	(1.37)	—	(1.53)	(1.53)	$12.55	(8.15)%	1.37%	(0.20)%	99%	$10,525
R5 Class
2023	$12.51	0.09	1.52	1.61	(0.08)	—	(0.08)	$14.04	12.92%	0.66%	0.70%	119%	$425
2022	$19.51	0.09	(3.95)	(3.86)	(0.08)	(3.06)	(3.14)	$12.51	(23.26)%	0.65%	0.55%	205%	$285
2021	$12.17	0.05	7.34	7.39	(0.05)	—	(0.05)	$19.51	60.77%	0.66%	0.33%	142%	$404
2020	$13.37	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.17	(7.97)%	0.67%	0.65%	140%	$164
2019	$16.27	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.37	(7.49)%	0.67%	0.50%	99%	$282

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Company Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	83	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2023.

For corporate taxpayers, the fund hereby designates $619,805, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2023 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 2308

Annual Report

June 30, 2023

Utilities Fund
Investor Class (BULIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Second-Half Rally Generated Strong Fiscal-Year Returns

After ending 2022 with modest six-month gains, stocks rallied in the first half of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.
Inflation’s pace steadily slowed during the period, which, combined with mounting recession worries, prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still above target and the labor market resilient, policymakers continued to raise rates.

A new challenge emerged in March when several high-profile banks failed. Market unrest escalated, but quick action from regulators helped restore order. Nevertheless, heightened uncertainty surrounding the banking industry and credit availability further fueled recession fears. These worries strengthened investor expectations for a near-term end to central bank tightening and potential rate cuts later in the year.
The Fed, which announced its 10th-consecutive rate hike in May, paused its tightening campaign in June. However, citing still-high inflation and still-strong economic data, policymakers hinted the pause wasn’t permanent. Expectations for rate cuts faded, but many market participants shifted their focus to a potential soft-landing scenario.

Overall, robust performance in the second half of the period propelled the S&P 500 Index to a 12-month return of nearly 20%. U.S. stocks outpaced non-U.S. stocks, large-cap stocks generally outperformed small caps, and growth significantly outperformed value.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.
We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	-4.65%	3.60%	5.59%	3/1/93
S&P 500 Utilities Index	—	-3.68%	8.23%	9.39%	—
S&P 500 Index	—	19.59%	12.30%	12.86%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2013

Value on June 30, 2023
Investor Class — $17,230

S&P 500 Utilities Index — $24,547

S&P 500 Index — $33,535

Total Annual Fund Operating Expenses
Investor Class	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Arun Daniel and Yulin Long

Performance Summary

Utilities returned -4.65% for the 12-month period ended June 30, 2023. The fund’s benchmark, the S&P 500 Utilities Index, returned -3.68% for the same period. The fund’s return reflects operating expenses, while the index’s return does not. By comparison, the S&P 500 Index, a broad market measure, returned 19.59%.

Compared with the S&P 500 Utilities Index, the fund’s underperformance primarily reflects its positioning among electric and gas utilities. Our out-of-benchmark holdings in utility-related information technology and energy stocks benefited relative performance.

Utilities’ stocks performance relative to the broader market needs to be put into context. Utilities have historically tended to be a highly regulated industry with dependable cash flows, earnings growth and dividend payments. As a result, utilities stocks have historically been attractive for their defensive and income-paying characteristics. Their defensive nature meant utilities actually produced double-digit gains in the reporting period ended June 2022, when the S&P 500 Index was down more than 10%. But conditions reversed in the last 12 months, when investors rotated out of more defensive shares and growth-oriented stocks rebounded.

That performance reflects changing economic and financial conditions in recent years, when we witnessed a 40-year high in inflation, the most rapid Federal Reserve rate increases since the 1980s, the war in Ukraine and stress on the energy grid from record-high temperatures. Russia’s invasion of Ukraine and inflation are related because the sanctions and other disruptions to global energy markets meant oil and natural gas prices soared. An estimated 40% of U.S. electric power generation relies on natural gas, so surging input prices hurt utilities’ earnings and flowed through to consumers. The sudden rise in interest rates is important because utilities’ dividends become less attractive relative to bonds. Higher rates also mean higher financing costs for utilities’ capital expenditure plans, required to build out and maintain infrastructure.

Financing costs are important because pressure on the U.S. energy grid from the hottest summer on record underscored the need for spending to build out a more dependable and resilient transmission network. Indeed, the so-called electrification of everything, an umbrella term that includes such notions as transitioning the automotive fleet away from combustion engines toward electric vehicles, will require commitments of time, capital and political will. The trillion-dollar infrastructure bill passed in 2021 is just the first step toward meeting stated electrification and decarbonization goals. Add it all up, and these trends have made for an uncharacteristically volatile few years for utilities stocks.

Electric Utilities Detracted the Most

The main source of weakness was positioning among electric utilities. It hurt relative performance to have less exposure than the benchmark in Constellation Energy, PG&E and NextEra Energy. Constellation was a spinout from Exelon in 2022, making it the largest producer of clean energy. PG&E benefited from regulator’s decision to support $9 billion in investment toward upgrading its network. NextEra Energy is a leading renewable energy producer. All three benefited from the infrastructure spending bill and increased focus on renewable energy. Our overweight position in gas utility National Fuel Gas was another key detractor because of the dramatic decline in natural gas prices. We eliminated the position.

Contributors to Return Broad Based

The largest contribution to performance compared with the benchmark came from an underweight position in Virginia-based utility Dominion Energy. The company continues to work toward its transition to cleaner energy sources, divesting older, less-desirable assets and investing in new, renewable power generation. Another source of strength was our out-of-benchmark position in solar technology company Enphase Energy. We took our profits and eliminated the stock after significant outperformance through late 2022. Other key contributors to relative results were regulated electric utilities Pinnacle West Capital and Edison International. Arizona-based Pinnacle’s stock rebounded during the period from an unfavorable late 2021 regulatory rate decision. Edison benefited from an earlier favorable decision by the California Public Utilities Commission to increase rates to help fund improvements in its electrical grid and reduce wildfire risk.
4

Fund Characteristics

JUNE 30, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	0.7%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Sub-Industries	% of net assets
Electric Utilities	67.0%
Multi-Utilities	23.5%
Independent Power Producers and Energy Traders	3.3%
Gas Utilities	1.2%
Electrical Components and Equipment	1.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
6

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period(1) 1/1/23 - 6/30/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$932.30	$3.16	0.66%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

JUNE 30, 2023

	Shares	Value
COMMON STOCKS — 99.3%
Building Products — 0.3%
Cie de Saint-Gobain	10,841	$660,069
Construction and Engineering — 0.7%
EMCOR Group, Inc.	3,009	556,003
Valmont Industries, Inc.	1,856	540,189
Vinci SA	5,656	657,201
		1,753,393
Data Centers — 0.2%
Equinix, Inc.	678	531,511
Electric Utilities — 67.0%
American Electric Power Co., Inc.	154,019	12,968,400
Avangrid, Inc.	257	9,684
Constellation Energy Corp.	68,410	6,262,935
Duke Energy Corp.	213,712	19,178,515
Edison International	188,473	13,089,450
Entergy Corp.	109,838	10,694,926
Evergy, Inc.	178,630	10,435,565
Eversource Energy	109,203	7,744,677
Exelon Corp.	298,280	12,151,927
FirstEnergy Corp.	319,681	12,429,197
NextEra Energy, Inc.	470,435	34,906,277
NRG Energy, Inc.	7,611	284,575
PG&E Corp.(1)	528,593	9,134,087
Pinnacle West Capital Corp.	119,836	9,761,840
Southern Co.	233,479	16,401,900
Xcel Energy, Inc.	31,788	1,976,260
		177,430,215
Electrical Components and Equipment — 1.1%
ABB Ltd.	14,199	558,601
Atkore, Inc.(1)	3,649	569,025
Eaton Corp. PLC	2,934	590,027
Hubbell, Inc.	2,286	757,946
Schneider Electric SE	2,990	543,213
		3,018,812
Environmental and Facilities Services — 1.0%
Clean Harbors, Inc.(1)	4,576	752,432
GFL Environmental, Inc.	14,168	550,143
Waste Connections, Inc.	4,884	698,009
Waste Management, Inc.	4,033	699,403
		2,699,987
Gas Utilities — 1.2%
Brookfield Infrastructure Corp., Class A	41,723	1,901,735
Spire, Inc.	20,557	1,304,136
		3,205,871
Independent Power Producers and Energy Traders — 3.3%
AES Corp.	354,427	7,347,272
Vistra Corp.	56,315	1,478,269
		8,825,541
8

	Shares	Value
Industrial Conglomerates — 0.2%
Siemens AG	3,115	$519,273
Industrial Machinery & Supplies & Components — 0.3%
Ingersoll Rand, Inc.	11,291	737,980
Multi-Utilities — 23.5%
Ameren Corp.	78,892	6,443,110
Consolidated Edison, Inc.	138,885	12,555,204
Dominion Energy, Inc.	203,321	10,529,995
DTE Energy Co.	10,787	1,186,786
NiSource, Inc.	363,561	9,943,393
NorthWestern Corp.	80,769	4,584,448
Public Service Enterprise Group, Inc.	64,017	4,008,104
Sempra Energy	89,754	13,067,285
		62,318,325
Renewable Electricity — 0.2%
NextEra Energy Partners LP	10,693	627,038
Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(1)	4,726	656,441
TOTAL COMMON STOCKS (Cost $232,422,657)		262,984,456
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,246	4,246
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.25% - 4.50%, 5/15/38 - 11/15/40, valued at $319,499), in a joint trading account at 5.02%, dated 6/30/23, due 7/3/23 (Delivery value $311,436)		311,305
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.875%, 2/15/32, valued at $1,720,824), at 5.04%, dated 6/30/23, due 7/3/23 (Delivery value $1,687,709)		1,687,000
		1,998,305
TOTAL SHORT-TERM INVESTMENTS (Cost $2,002,551)		2,002,551
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $234,425,208)		264,987,007
OTHER ASSETS AND LIABILITIES†		(108,852)
TOTAL NET ASSETS — 100.0%		$264,878,155

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

JUNE 30, 2023
Assets
Investment securities, at value (cost of $234,425,208)	$264,987,007
Cash	15,415
Receivable for capital shares sold	27,598
Dividends and interest receivable	64,366
Securities lending receivable	65
265,094,451

Liabilities
Payable for capital shares redeemed	74,217
Accrued management fees	142,079
216,296

Net Assets	$264,878,155

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	300,000,000
Shares outstanding	17,797,382

Net Asset Value Per Share	$14.88

Net Assets Consist of:
Capital (par value and paid-in surplus)	$244,005,659
Distributable earnings (loss)	20,872,496
$264,878,155

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED JUNE 30, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,513)	$8,765,859
Interest	100,158
Securities lending, net	2,957
8,868,974

Expenses:
Management fees	1,941,316
Directors' fees and expenses	20,369
Other expenses	1,871
1,963,556

Net investment income (loss)	6,905,418

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,968,130)
Foreign currency translation transactions	28,086
(5,940,044)

Change in net unrealized appreciation (depreciation) on:
Investments	(14,241,121)
Translation of assets and liabilities in foreign currencies	309
(14,240,812)

Net realized and unrealized gain (loss)	(20,180,856)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,275,438)

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2023 AND JUNE 30, 2022
Increase (Decrease) in Net Assets	June 30, 2023	June 30, 2022
Operations
Net investment income (loss)	$6,905,418	$6,037,546
Net realized gain (loss)	(5,940,044)	15,569,320
Change in net unrealized appreciation (depreciation)	(14,240,812)	(5,696,780)
Net increase (decrease) in net assets resulting from operations	(13,275,438)	15,910,086

Distributions to Shareholders
From earnings	(20,877,198)	(23,897,603)

Capital Share Transactions
Proceeds from shares sold	21,500,251	32,763,217
Proceeds from reinvestment of distributions	19,892,541	22,718,447
Payments for shares redeemed	(52,249,387)	(51,706,838)
Net increase (decrease) in net assets from capital share transactions	(10,856,595)	3,774,826

Net increase (decrease) in net assets	(45,009,231)	(4,212,691)

Net Assets
Beginning of period	309,887,386	314,100,077
End of period	$264,878,155	$309,887,386

Transactions in Shares of the Fund
Sold	1,294,605	1,851,064
Issued in reinvestment of distributions	1,233,257	1,299,477
Redeemed	(3,256,608)	(2,921,663)
Net increase (decrease) in shares of the fund	(728,746)	228,878

See Notes to Financial Statements.
12

Notes to Financial Statements

JUNE 30, 2023

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The fund offers the Investor Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
13

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

14

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2023 was 0.65%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2023 were $330,928,674 and $354,240,378, respectively.

15

5. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$258,797,947	$4,186,509	—
Short-Term Investments	4,246	1,998,305	—
	$258,802,193	$6,184,814	—

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$6,188,854	$12,316,659
Long-term capital gains	$14,688,344	$11,580,944

16

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$233,926,955
Gross tax appreciation of investments	$34,888,117
Gross tax depreciation of investments	(3,828,065)
Net tax appreciation (depreciation) of investments	$31,060,052
Net tax appreciation (depreciation) of translation of assets and liabilities in foreign currencies	(924)
Net tax appreciation (depreciation)	$31,059,128
Undistributed ordinary income	$664,242
Accumulated short-term capital losses	$(4,044,429)
Post-October capital loss deferral	$(6,806,445)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

.
17

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$16.73	0.38	(1.08)	(0.70)	(0.34)	(0.81)	(1.15)	$14.88	(4.65)%	0.66%	2.32%	113%	$264,878
2022	$17.17	0.33	0.56	0.89	(0.31)	(1.02)	(1.33)	$16.73	4.98%	0.65%	1.86%	140%	$309,887
2021	$15.91	0.41	2.08	2.49	(0.39)	(0.84)	(1.23)	$17.17	15.95%	0.66%	2.34%	108%	$314,100
2020	$17.88	0.53	(1.97)	(1.44)	(0.53)	—	(0.53)	$15.91	(8.39)%	0.67%	2.95%	102%	$321,917
2019	$16.85	0.56	1.46	2.02	(0.56)	(0.43)	(0.99)	$17.88	12.26%	0.67%	3.20%	64%	$406,948

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Fund (the “Fund”), one of the funds constituting the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Utilities Fund of the American Century Quantitative Equity Funds, Inc., as of June 30, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended June 30, 2021, were audited by other auditors, whose report, dated August 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	83	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

23

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

24

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

25

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

26

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2023.

For corporate taxpayers, the fund hereby designates $6,188,854, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,688,344, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2023.
29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 2308

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $120,934
FY 2023: $115,500

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $2,832,126
FY 2023: $218,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 23, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 23, 2023